As filed with the Securities and Exchange Commission on May 3, 1999

                                             Registration No. 33-76662
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 6 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                             RONALD J BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --
 /X/on May 3, 1999 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1998 pursuant to Rule 24f-2 on March 23, 1999.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and Series
                                 Fund, and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that John Hancock
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 Series Fund

11, 12                           Summary, The Account and Series
                                 Fund, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and Series Fund

17                               Summary, Policy
                                 Provisions and Benefits

18                               The Account and Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes that John Hancock
                                 Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Not Applicable

27,28,29,30                      John Hancock, Board
                                 of Directors and Executive
                                 Officers of John Hancock

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 John Hancock, Charges and
                                 Expenses

42, 43                           Not Applicable

44                               The Account and Series Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and Series Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and Series Fund,
                                 Changes that John Hancock
                                 Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                           PROSPECTUS DATED MAY 3, 1999

                             MEDALLION VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by

           JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("JOHN HANCOCK")

                        JOHN HANCOCK LIFE SERVICING OFFICE
                        ----------------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117
                  PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by John Hancock and the following 23 variable investment options:

                  VARIABLE INVESTMENT OPTION                                      MANAGED BY
                  --------------------------                                      ----------
--------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income  . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index . . . . . . . . . . . . . . . . . . . . . . . .   State Street Global Advisors
  Large Cap Value  . . . . . . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . .                                          Neuberger Berman, LLC
  Mid Cap Growth . . . .                                         Janus Capital Corporation
  Real Estate Equity . .                                         Independence Investment Associates, Inc.
  Small/Mid Cap Growth.                                          Wellington Management Company, LLP
  Small/Mid Cap CORE . .                                         Goldman Sachs Asset Management
  Small Cap Value . . .                                          INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Global Equity . . . .  . . . . . . . . . . . . . . . . . .     Scudder Kemper Investments, Inc.
  International Balanced . . . . . . . . . . . . . . . . . .     Brinson Partners, Inc.
  International Equity Index . . . . . . . . . . . . . . . .     Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .    Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . . . . . . . . . . . . . . .    Montgomery Asset Management, LLC
  Short-Term Bond . . .                                          Independence Investment Associates, Inc.
  Bond Index . . . . . .                                         Mellon Bond Associates, LLP
  Sovereign Bond . . . . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Global Bond . . . . .  . . . . . . . . . . . . . . . . . .     J.P. Morgan Investment Management, Inc.
  High Yield Bond . . .                                          Wellington Management Company, LLP
  Money Market . . . . .                                         John Hancock Mutual Life Insurance Company
--------------------------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 22.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 36.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                        Pages to See
--------
 .What is the policy?. . . . . . . . . . . . . . .               4
 .Who owns the policy?. . . . . . . . . . . . . .                4
 .How can I invest money in the policy?. . . . . .               4-5
 .Is there a minimum amount I must invest?. . . .                5-6
 .How will the value of my investment in the policy change over  7 time?. . . . . . . . . . . . . . . . . . . . . .
 .What charges will John Hancock deduct from my investment in the policy?. . . . . . . . . . . . . . . . . . .
                                                                7-9
 .What charges will the Trust deduct from my investment in the   9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What other charges could John Hancock impose in the future?    10
 .How can I change my policy's investment allocations?           10-11
 .How can I access my investment in the policy?. .               11-12
 .How much will John Hancock pay when the insured person dies?   12-13
 .How can I change my policy's insurance coverage?               13-14
 .Can I cancel my policy after it's issued?. . . .               14
 .Can I choose the form in which John Hancock pays out policy    14
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can John Hancock vary the terms and conditions of its policies in particular cases?. . . . . .
                                                                15
 .How will my policy be treated for income tax purposes?         15
 .How do I communicate with John Hancock?. . . . .               15-16

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
29. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Mutual Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals taken from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will John Hancock pay when the insured person dies?" on page 12).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second modal processing date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 11.

 WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy years 1-7               26.0%

  Policy year 8                  21.7%

  Policy year 9                  17.3%

  Policy year 10                 13.0%

  Policy year 11                 8.7%

  Policy year 12                 4.3%

  Policy year 13 and later      0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed. . . . . . .         0.32%        0.05 %          0.37%              0.05%
Growth & Income. . .         0.25%        0.05 %          0.30%              0.05%
Equity Index. . . . .        0.14%        0.08 %          0.22%              0.08%
Large Cap Value . . .        0.74%        0.07 %                             0.07%
Large Cap Growth. . .       0.37%         0.05 %          0.42%              0.05%
Mid Cap Value. . . .         0.80%        0.05 %          0.85%              0.05%
Mid Cap Growth. . . .        0.85%        0.08 %        %                    0.08%
Real Estate Equity. .        0.60%        0.05 %         0.65%               0.05%
Small/Mid Cap Growth**
Small/Mid Cap CORE. .
Small Cap Value . . .        0.80%        0.07 %        %                    0.07%
Small Cap Growth. . .        0.75%        0.08 %         0.83%               0.08%
Global Equity. . . .
International Balanced       0.85%        0.10 %          0.95%              0.64%
International Equity
 Index. . . . . . . .        0.17%        0.10 %          0.27%             0.23%
International
 Opportunities. . . .       0.87%         0.10 %         0.97%              0.32%
Emerging Markets
 Equity. . . . . . .
Short-Term Bond. . .         0.30%        0.05%           0.35%
Bond Index. . . . . .
Sovereign Bond. . . .        0.25%        0.05 %          0.30%        0.05%
Global Bond** . . . .        0.69%        0.06 %        %                    0.06%
High Yield Bond. . .
Money Market. . . . .        0.25%        0.05 %          0.30%        0.05%


* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
 Bond was formerly "Strategic Bond."

 WHAT OTHER CHARGES COULD JOHN HANCOCK IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 25% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will John Hancock pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

     . In all later policy years - - 90% of your account value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the face amount of insurance coverage at any time. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage at any time, but only if:

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option 1 to Option 2 or vice-versa. However, if you change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

  Please read "Tax considerations" starting on page 29 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 1, or to the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JOHN HANCOCK PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 29.

 HOW DO I COMMUNICATE WITH JOHN HANCOCK?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the reduction in the M&E charge after the 15th policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .07%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         271          0          0            0
   2          1,636      100,000    100,000    100,000       664        738         816          0          0           73
   3          2,516      100,000    100,000    100,000     1,094      1,245       1,409          2        152          316
   4          3,439      100,000    100,000    100,000     1,508      1,765       2,053        416        672          960
   5          4,409      100,000    100,000    100,000     1,904      2,295       2,752        811      1,203        1,659
   6          5,428      100,000    100,000    100,000     2,282      2,838       3,512      1,189      1,745        2,420
   7          6,497      100,000    100,000    100,000     2,638      3,389       4,337      1,546      2,296        3,244
   8          7,620      100,000    100,000    100,000     2,974      3,949       5,233      2,080      3,055        4,339
   9          8,799      100,000    100,000    100,000     3,287      4,518       6,206      2,591      3,822        5,511
  10         10,037      100,000    100,000    100,000     3,583      5,104       7,279      3,287      4,807        6,983
  11         11,337      100,000    100,000    100,000     3,884      5,729       8,483      3,686      5,531        8,285
  12         12,702      100,000    100,000    100,000     4,163      6,366       9,801      4,064      6,268        9,702
  13         14,135      100,000    100,000    100,000     4,416      7,014      11,244      4,416      7,014       11,244
  14         15,640      100,000    100,000    100,000     4,642      7,671      12,826      4,642      7,671       12,826
  15         17,220      100,000    100,000    100,000     4,839      8,336      14,561      4,839      8,336       14,561
  16         18,879      100,000    100,000    100,000     5,006      9,009      16,467      5,006      9,009       16,467
  17         20,621      100,000    100,000    100,000     5,142      9,689      18,564      5,142      9,689       18,564
  18         22,450      100,000    100,000    100,000     5,239     10,369      20,867      5,239     10,369       20,867
  19         24,370      100,000    100,000    100,000     5,292     11,045      23,399      5,292     11,045       23,399
  20         26,387      100,000    100,000    100,000     5,307     11,722      26,194      5,307     11,722       26,194
  25         38,086      100,000    100,000    100,000     4,845     15,201      45,480      4,845     15,201       45,480
  30         53,018      100,000    100,000    100,000     3,355     18,839      78,808      3,355     18,839       78,808
  35         72,076           **    100,000    156,243        **     21,721     135,863         **     21,721      135,863
  40         96,398           **    100,000    242,722        **     22,123     231,164         **     22,123      231,164
  45        127,441           **    100,000    410,972        **     17,231     391,402         **     17,231      391,402




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       192        217         243          0          0            0
   2          1,636      100,000    100,000    100,000       611        681         756          0          0           12
   3          2,516      100,000    100,000    100,000     1,013      1,156       1,311          0         63          218
   4          3,439      100,000    100,000    100,000     1,399      1,640       1,912        306        547          819
   5          4,409      100,000    100,000    100,000     1,765      2,131       2,561        672      1,039        1,468
   6          5,428      100,000    100,000    100,000     2,112      2,631       3,264      1,020      1,538        2,171
   7          6,497      100,000    100,000    100,000     2,438      3,136       4,022      1,345      2,043        2,929
   8          7,620      100,000    100,000    100,000     2,742      3,647       4,842      1,848      2,753        3,948
   9          8,799      100,000    100,000    100,000     3,021      4,160       5,727      2,326      3,464        5,032
  10         10,037      100,000    100,000    100,000     3,285      4,687       6,700      2,988      4,390        6,404
  11         11,337      100,000    100,000    100,000     3,521      5,215       7,754      3,324      5,018        7,557
  12         12,702      100,000    100,000    100,000     3,730      5,744       8,897      3,631      5,645        8,798
  13         14,135      100,000    100,000    100,000     3,910      6,272      10,138      3,910      6,272       10,138
  14         15,640      100,000    100,000    100,000     4,058      6,797      11,487      4,058      6,797       11,487
  15         17,220      100,000    100,000    100,000     4,173      7,317      12,953      4,173      7,317       12,953
  16         18,879      100,000    100,000    100,000     4,252      7,828      14,549      4,252      7,828       14,549
  17         20,621      100,000    100,000    100,000     4,289      8,326      16,285      4,289      8,326       16,285
  18         22,450      100,000    100,000    100,000     4,278      8,801      18,170      4,278      8,801       18,170
  19         24,370      100,000    100,000    100,000     4,213      9,251      20,221      4,213      9,251       20,221
  20         26,387      100,000    100,000    100,000     4,086      9,663      22,451      4,086      9,663       22,451
  25         38,086      100,000    100,000    100,000     2,276     10,882      37,042      2,276     10,882       37,042
  30         53,018           **    100,000    100,000        **      9,407      60,484         **      9,407       60,484
  35         72,076           **    100,000    115,858        **      1,622     100,746         **      1,622      100,746
  40         96,398           **         **    176,133        **         **     167,745         **         **      167,745
  45        127,441           **         **    291,756        **         **     277,863         **         **      277,863




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,244    100,270       217        244         270          0          0            0
   2          1,636      100,662    100,736    100,814       662        736         814          0          0           70
   3          2,516      101,090    101,240    101,403     1,090      1,240       1,403          0        147          310
   4          3,439      101,501    101,756    102,042     1,501      1,756       2,042        408        663          950
   5          4,409      101,893    102,281    102,734     1,893      2,281       2,734        800      1,188        1,642
   6          5,428      102,265    102,816    103,484     2,265      2,816       3,484      1,172      1,723        2,392
   7          6,497      102,615    103,357    104,295     2,615      3,357       4,295      1,522      2,264        3,202
   8          7,620      102,942    103,905    105,172     2,942      3,905       5,172      2,048      3,011        4,278
   9          8,799      103,246    104,458    106,121     3,246      4,458       6,121      2,550      3,763        5,426
  10         10,037      103,531    105,025    107,162     3,531      5,025       7,162      3,235      4,729        6,866
  11         11,337      103,819    105,627    108,324     3,819      5,627       8,324      3,621      5,429        8,126
  12         12,702      104,083    106,237    109,590     4,083      6,237       9,590      3,984      6,138        9,491
  13         14,135      104,320    106,851    110,967     4,320      6,851      10,967      4,320      6,851       10,967
  14         15,640      104,527    107,468    112,466     4,527      7,468      12,466      4,527      7,468       12,466
  15         17,220      104,703    108,085    114,098     4,703      8,085      14,098      4,703      8,085       14,098
  16         18,879      104,847    108,702    115,875     4,847      8,702      15,875      4,847      8,702       15,875
  17         20,621      104,958    109,318    117,814     4,958      9,318      17,814      4,958      9,318       17,814
  18         22,450      105,027    109,922    119,921     5,027      9,922      19,921      5,027      9,922       19,921
  19         24,370      105,049    110,509    122,211     5,049     10,509      22,211      5,049     10,509       22,211
  20         26,387      105,031    111,084    124,710     5,031     11,084      24,710      5,031     11,084       24,710
  25         38,086      104,382    113,807    141,297     4,382     13,807      41,297      4,382     13,807       41,297
  30         53,018      102,699    116,107    167,978     2,699     16,107      67,978      2,699     16,107       67,978
  35         72,076           **    116,576    210,191        **     16,576     110,191         **     16,576      110,191
  40         96,398           **    112,743    276,347        **     12,743     176,347         **     12,743      176,347
  45        127,441           **    101,340    380,527        **      1,340     280,527         **      1,340      280,527



---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216         242        0         0            0
   2          1,636      100,609   100,679    100,753      609       679         753        0         0           10
   3          2,516      101,009   101,151    101,306    1,009     1,151       1,306        0        58          213
   4          3,439      101,392   101,631    101,902    1,392     1,631       1,902      299       538          809
   5          4,409      101,754   102,118    102,544    1,754     2,118       2,544      661     1,025        1,451
   6          5,428      102,096   102,610    103,237    2,096     2,610       3,237    1,004     1,518        2,144
   7          6,497      102,416   103,106    103,982    2,416     3,106       3,982    1,323     2,014        2,890
   8          7,620      102,712   103,605    104,785    2,712     3,605       4,785    1,818     2,711        3,891
   9          8,799      102,983   104,104    105,648    2,983     4,104       5,648    2,288     3,409        4,953
  10         10,037      103,236   104,614    106,591    3,236     4,614       6,591    2,940     4,317        6,295
  11         11,337      103,461   105,121    107,607    3,461     5,121       7,607    3,264     4,923        7,410
  12         12,702      103,657   105,624    108,702    3,657     5,624       8,702    3,558     5,525        8,603
  13         14,135      103,821   106,121    109,882    3,821     6,121       9,882    3,821     6,121        9,882
  14         15,640      103,953   106,610    111,155    3,953     6,610      11,155    3,953     6,610       11,155
  15         17,220      104,049   107,087    112,526    4,049     7,087      12,526    4,049     7,087       12,526
  16         18,879      104,108   107,548    114,005    4,108     7,548      14,005    4,108     7,548       14,005
  17         20,621      104,122   107,986    115,594    4,122     7,986      15,594    4,122     7,986       15,594
  18         22,450      104,086   108,393    117,298    4,086     8,393      17,298    4,086     8,393       17,298
  19         24,370      103,994   108,761    119,125    3,994     8,761      19,125    3,994     8,761       19,125
  20         26,387      103,838   109,080    121,076    3,838     9,080      21,076    3,838     9,080       21,076
  25         38,086      101,875   109,573    132,956    1,875     9,573      32,956    1,875     9,573       32,956
  30         53,018           **   106,814    148,870       **     6,814      48,870       **     6,814       48,870
  35         72,076           **        **    168,577       **        **      68,577       **        **       68,577
  40         96,398           **        **    189,991       **        **      89,991       **        **       89,991
  45        127,441           **        **    206,183       **        **     106,183       **        **      106,183




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        271        0          0           0
   2          1,636      100,000   100,000    100,000      664        738        816        0          0          73
   3          2,516      100,000   100,000    100,000    1,094      1,245      1,409        2        152         316
   4          3,439      100,000   100,000    100,000    1,508      1,765      2,053      416        672         960
   5          4,409      100,000   100,000    100,000    1,904      2,295      2,752      811      1,203       1,659
   6          5,428      100,000   100,000    100,000    2,282      2,838      3,512    1,189      1,745       2,420
   7          6,497      100,000   100,000    100,000    2,638      3,389      4,337    1,546      2,296       3,244
   8          7,620      100,000   100,000    100,000    2,974      3,949      5,233    2,080      3,055       4,339
   9          8,799      100,000   100,000    100,000    3,287      4,518      6,206    2,591      3,822       5,511
  10         10,037      100,000   100,000    100,000    3,583      5,104      7,279    3,287      4,807       6,983
  11         11,337      100,000   100,000    100,000    3,884      5,729      8,483    3,686      5,531       8,285
  12         12,702      100,000   100,000    100,000    4,163      6,366      9,801    4,064      6,268       9,702
  13         14,135      100,000   100,000    100,000    4,416      7,014     11,244    4,416      7,014      11,244
  14         15,640      100,000   100,000    100,000    4,642      7,671     12,826    4,642      7,671      12,826
  15         17,220      100,000   100,000    100,000    4,839      8,336     14,561    4,839      8,336      14,561
  16         18,879      100,000   100,000    100,000    5,006      9,009     16,467    5,006      9,009      16,467
  17         20,621      100,000   100,000    100,000    5,142      9,689     18,564    5,142      9,689      18,564
  18         22,450      100,000   100,000    100,000    5,239     10,369     20,867    5,239     10,369      20,867
  19         24,370      100,000   100,000    100,000    5,292     11,045     23,399    5,292     11,045      23,399
  20         26,387      100,000   100,000    100,000    5,307     11,722     26,194    5,307     11,722      26,194
  25         38,086      100,000   100,000    100,000    4,845     15,201     45,480    4,845     15,201      45,480
  30         53,018      100,000   100,000    132,824    3,355     18,839     78,040    3,355     18,839      78,040
  35         72,076           **   100,000    197,617       **     21,721    130,561       **     21,721     130,561
  40         96,398           **   100,000    293,207       **     22,123    214,207       **     22,123     214,207
  45        127,441           **   100,000    438,159       **     17,231    347,029       **     17,231     347,029




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      192        217        243        0          0           0
   2          1,636      100,000   100,000    100,000      611        681        756        0          0          12
   3          2,516      100,000   100,000    100,000    1,013      1,156      1,311        0         63         218
   4          3,439      100,000   100,000    100,000    1,399      1,640      1,912      306        547         819
   5          4,409      100,000   100,000    100,000    1,765      2,131      2,561      672      1,039       1,468
   6          5,428      100,000   100,000    100,000    2,112      2,631      3,264    1,020      1,538       2,171
   7          6,497      100,000   100,000    100,000    2,438      3,136      4,022    1,345      2,043       2,929
   8          7,620      100,000   100,000    100,000    2,742      3,647      4,842    1,848      2,753       3,948
   9          8,799      100,000   100,000    100,000    3,021      4,160      5,727    2,326      3,464       5,032
  10         10,037      100,000   100,000    100,000    3,285      4,687      6,700    2,988      4,390       6,404
  11         11,337      100,000   100,000    100,000    3,521      5,215      7,754    3,324      5,018       7,557
  12         12,702      100,000   100,000    100,000    3,730      5,744      8,897    3,631      5,645       8,798
  13         14,135      100,000   100,000    100,000    3,910      6,272     10,138    3,910      6,272      10,138
  14         15,640      100,000   100,000    100,000    4,058      6,797     11,487    4,058      6,797      11,487
  15         17,220      100,000   100,000    100,000    4,173      7,317     12,953    4,173      7,317      12,953
  16         18,879      100,000   100,000    100,000    4,252      7,828     14,549    4,252      7,828      14,549
  17         20,621      100,000   100,000    100,000    4,289      8,326     16,285    4,289      8,326      16,285
  18         22,450      100,000   100,000    100,000    4,278      8,801     18,170    4,278      8,801      18,170
  19         24,370      100,000   100,000    100,000    4,213      9,251     20,221    4,213      9,251      20,221
  20         26,387      100,000   100,000    100,000    4,086      9,663     22,451    4,086      9,663      22,451
  25         38,086      100,000   100,000    100,000    2,276     10,882     37,042    2,276     10,882      37,042
  30         53,018           **   100,000    102,888       **      9,407     60,451       **      9,407      60,451
  35         72,076           **   100,000    146,269       **      1,622     96,637       **      1,622      96,637
  40         96,398           **        **    204,650       **         **    149,511       **         **     149,511
  45        127,441           **        **    283,538       **         **    224,567       **         **     224,567




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 16.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of John Hancock ...............                   23
How we support the policy and investment options              23-24
Procedures for issuance of a policy.......                    24-25
Commencement of investment performance....                    25
How we process certain policy transactions                    25-27
Effects of policy loans...................                    27
Additional information about how certain policy charges work  27-28
How we market the policies................                    28-29
Tax considerations........................                    29-30
Reports that you will receive.............                    31
Voting privileges that you will have......                    31
Changes that John Hancock can make as to your policy          31-32
Adjustments we make to death benefits.....                    32
When we pay policy proceeds...............                    32-33
Other details about exercising rights and paying benefits     33
Year 2000 Issues..........................

Legal matters.............................                    33
Registration statement filed with the SEC.                    33
Accounting and actuarial experts..........                    33
Financial statements of John Hancock and the Account          33
List of Directors and Executive Officers of John Hancock      34

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a mutual life insurance company chartered in Massachusetts in 1862. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of the end of 1998, our assets were approximately $67 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate--

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Face amount increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from 1 to 2

 A change from Option 2 to Option 1 is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds the maximum amount you can borrow, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 28.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 29.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the Target Premium paid in the first policy year, 6% of the Target Premium paid in the second through fourth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment.

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds,

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:


   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)
   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)
   E. James Morton         Director, formerly Chairman of the Board and Chief
                           Executive Officer, John Hancock
   John M. Connors, Jr.    President and Chief Executive Officer and Director,
                           Hill, Holliday, Connors, Cosmopoulos, Inc.
                           (advertising).
   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock
   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)
   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt General, Inc.
                           (publishing)
   David F. D'Alessandro   President and Chief Operating Officer, John Hancock
   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electric utility).
   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).
   Foster L. Aborn         Vice Chairman of the Board, John Hancock
   Richard F. Syron        Chairman of the Board and Chief Executive Officer,
                           American Stock Exchange.
   Kathleen F. Feldstein   President, Economic Studies, Inc. (economic
                           consulting).
   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).
   Edward H. Linde         President and Chief Executive Officer, Boston
                           Properties, Inc. (real estate)
   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)




   Executive Officers
   ------------------
   Diane M. Capstaff         Executive Vice President
   Thomas E. Moloney         Executive Vice President
   Richard S. Scipione       General Counsel
   Barry J. Rubenstein       Vice President, Counsel and Secretary


  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                           December 31
                                                    -------------------------
                                                         1998          1997
                                                    --------------  -----------
                                                          (In millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $     23,353.0   $22,986.0
Stocks:
   Preferred  . . . . . . . . . . . . . . . . . .            844.7       640.6
   Common . . . . . . . . . . . . . . . . . . . .            269.3       256.9
   Investments in affiliates  . . . . . . . . . .          1,520.3     1,442.0
                                                    --------------  ----------
                                                           2,634.3     2,339.5
Mortgage loans on real estate--Note 6 . . . . . .          8,223.7     7,851.2
Real estate:
   Company occupied . . . . . . . . . . . . . . .            372.2       375.1
   Investment properties  . . . . . . . . . . . .          1,472.1     1,893.4
                                                    --------------  ----------
                                                           1,844.3     2,268.5
Policy loans  . . . . . . . . . . . . . . . . . .          1,573.8     1,577.3
Cash items:
   Cash in banks and offices  . . . . . . . . . .            241.5       176.0
   Temporary cash investments . . . . . . . . . .          1,107.4       548.8
                                                    --------------  ----------
                                                           1,348.9       724.8
Premiums due and deferred . . . . . . . . . . . .            253.4       222.3
Investment income due and accrued . . . . . . . .            527.5       505.8
Other general account assets  . . . . . . . . . .          1,156.6       948.6
Assets held in separate accounts  . . . . . . . .         17,447.0    16,021.7
                                                    --------------  ----------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . .   $     19,804.8   $19,206.6
  Policyholders' and beneficiaries' funds . . . .         14,216.9    13,985.1
  Dividends payable to policyholders  . . . . . .            449.1       399.7
  Policy benefits in process of payment . . . . .            111.4       115.5
  Other policy obligations  . . . . . . . . . . .            322.6       214.8
  Asset valuation reserve--Note 1 . . . . . . . .          1,289.6     1,165.7
  Federal income and other accrued taxes--Note 1             211.5        96.9
  Other general account obligations . . . . . . .          1,109.3     1,084.5
  Obligations related to separate accounts  . . .         17,458.6    16,019.1
                                                    --------------  ----------
TOTAL OBLIGATIONS . . . . . . . . . . . . . . . .         54,973.8    52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 . . . . . . . . . . . . .            450.0       450.0
  Special contingency reserve for group insurance            160.0       151.8
  General contingency reserve . . . . . . . . . .          2,778.7     2,556.0
                                                    --------------  ----------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . .          3,388.7     3,157.8
                                                    --------------  ----------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
 RESERVES . . . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 8,844.0     $ 7,371.6
  Net investment income--Note 4  . . . . . . . . .     2,956.2       2,856.1
  Other, net . . . . . . . . . . . . . . . . . . .       233.8         196.4
                                                     ---------    ----------
                                                      12,034.0      10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       582.9         737.4
     Accident and health benefits  . . . . . . . .        76.9         121.4
     Annuity benefits  . . . . . . . . . . . . . .     1,612.4       1,668.2
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,712.4       6,293.1
     Matured endowments  . . . . . . . . . . . . .        20.7          21.0
                                                     ---------    ----------
                                                       9,005.3       8,841.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,106.7        (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       290.7         278.3
     Home office and general expenses  . . . . . .       529.0         493.0
  Payroll, state premium and miscellaneous taxes .        52.0          49.9
                                                     ---------    ----------
                                                      10,983.7       9,539.7
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) . . .     1,050.3         884.4
Dividends to policyholders . . . . . . . . . . . .       446.0         398.2
Federal income tax (credit) expense--Note 1  . . .        (2.8)         18.9
                                                     ---------    ----------
                                                         448.8         417.1
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES)  . . . . . . . . .       607.1         467.3
Net realized capital gains (losses)--Note 5  . . .         0.7         (89.8)
                                                     ---------    ----------
        NET INCOME . . . . . . . . . . . . . . . .       607.8         377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $  (214.5)    $    58.6
  Valuation reserve changes--Note 1  . . . . . . .         0.0           1.4
  Prior years' federal income taxes  . . . . . . .       (25.5)        (35.6)
  Other reserves and adjustments, net  . . . . . .      (136.9)       (100.2)
                                                     ---------    ----------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       230.9         301.7
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,157.8       2,856.1
                                                     ---------    ----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,388.7     $ 3,157.8
                                                     =========    ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  8,945.5    $  7,518.8
  Net investment income  . . . . . . . . . . . . .      2,952.8       2,988.7
  Benefits to policyholders and beneficiaries  . .     (9,190.4)     (9,030.3)
  Dividends paid to policyholders  . . . . . . . .       (396.6)       (394.0)
  Insurance expenses and taxes . . . . . . . . . .       (874.4)       (828.6)
  Net transfers from separate accounts . . . . . .        131.1         832.7
  Other, net . . . . . . . . . . . . . . . . . . .       (181.7)       (720.9)
                                                     ----------   -----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      1,386.3         366.4
                                                     ----------   -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (12,403.6)    (18,003.6)
  Bond sales . . . . . . . . . . . . . . . . . . .      8,447.8      13,541.1
  Bond maturities and scheduled redemptions  . . .      2,537.7       2,927.6
  Bond prepayments . . . . . . . . . . . . . . . .      1,202.7       1,096.3
  Stock purchases  . . . . . . . . . . . . . . . .       (623.2)     (1,125.7)
  Proceeds from stock sales  . . . . . . . . . . .        378.4         921.7
  Real estate purchases  . . . . . . . . . . . . .       (147.6)       (243.0)
  Real estate sales  . . . . . . . . . . . . . . .        630.5         444.5
  Other invested assets purchases  . . . . . . . .       (185.3)       (171.1)
  Proceeds from the sale of other invested assets         120.5         109.3
  Mortgage loans issued  . . . . . . . . . . . . .     (1,978.5)     (1,165.8)
  Mortgage loan repayments . . . . . . . . . . . .      1,575.6       1,176.9
  Other, net . . . . . . . . . . . . . . . . . . .        (38.6)       (333.8)
                                                     ----------   -----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .       (483.6)       (825.6)
                                                     ----------   -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .        (75.0)        (16.4)
  Repayment of REMIC notes payable . . . . . . . .       (203.6)       (216.3)
                                                     ----------   -----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .       (278.6)       (232.7)
                                                     ----------   -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .        624.1        (691.9)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .        724.8       1,416.7
                                                     ----------   -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,348.9    $    724.8
                                                     ==========   ===========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1998     December 31, 1997
                                   --------------------  --------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  -----------
                                                 (In millions)
Guaranteed investment contracts    $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies  . . . . . .        42.7       44.7       40.9        42.1
                                   ---------  ---------  ---------  ----------
                                   $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                   =========  =========  =========  ==========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                1998     1997
                                                               ------  --------
                                                               (In millions)
Investment expenses  . . . . . . . . . . . . . . . . . . . .   $317.5   $339.6
Interest expense . . . . . . . . . . . . . . . . . . . . . .     44.3     57.9
Depreciation on real estate and other invested assets  . . .     41.6     76.6
Real estate and other investment taxes . . . . . . . . . . .     60.1     61.5
                                                               ------  -------
                                                               $463.5   $535.6
                                                               ======  =======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                              1998      1997
                                                            --------  ---------
                                                             (In millions)
Net gains from asset sales and foreclosures . . . . . . .   $ 303.3    $ 63.4
Capital gains tax . . . . . . . . . . . . . . . . . . . .    (171.7)    (84.1)
Net capital gains transferred to the IMR  . . . . . . . .    (130.9)    (69.1)
                                                            -------   -------
  Net Realized Capital Gains (Losses) . . . . . . . . . .   $   0.7    $(89.8)
                                                            =======   =======



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                            1998        1997
                                                           --------  ----------
                                                             (In millions)
Net (losses) gains from changes in security values and
 book value adjustments  . . . . . . . . . . . . . . . .   $ (90.6)   $ 159.5
Increase in asset valuation reserve  . . . . . . . . . .    (123.9)    (100.9)
                                                           -------    -------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments. . . . . . . . . . . . . . . . . . . . .   $(214.5)   $  58.6
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1998           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9     $  0.0     $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9        0.0          96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4        8.2         285.7
Corporate securities  . . . .    18,155.4    1,567.7      294.4      19,428.7
Mortgage-backed securities  .     4,723.4      181.2        5.2       4,899.4
                                ---------  ----------    ------    ----------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1     $307.8     $24,839.3
                                =========  ==========    ======    ==========




          December 31, 1997
          -----------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   258.9  $    9.3  $  0.0   $   268.2
Obligations of states and political
 subdivisions. . . . . . . . . . .         149.6      16.3     0.0       165.9
Debt securities issued by foreign
 governments. . . . . . . . . . . .        259.7      53.2     0.1       312.8
Corporate securities . . . . . . . .    17,336.1   1,485.9   113.4    18,708.6
Mortgage-backed securities . . . . .     4,981.7     115.9    28.3     5,069.3
                                       ---------  --------  ------  ----------
  Total bonds. . . . . . . . . . .     $22,986.0  $1,680.6  $141.8   $24,524.8
                                       =========  ========  ======  ==========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value       Value
                                                          ---------  -----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $ 1,569.1   $ 1,622.2
Due after one year through five years . . . . . . . . .     5,597.3     5,922.5
Due after five years through ten years  . . . . . . . .     5,335.6     5,666.5
Due after ten years . . . . . . . . . . . . . . . . . .     6,127.6     6,728.7
                                                          ---------  ----------
                                                           18,629.6    19,939.9
Mortgage-backed securities  . . . . . . . . . . . . . .     4,723.4     4,899.4
                                                          ---------  ----------
                                                          $23,353.0   $24,839.3
                                                          =========  ==========



Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                   Year ended December 31
                                               ------------------------------
                                                        1998             1997
                                               -----------------------  -------
                                                       (In millions)
Expected . . . . . . . . . . . . . . . . . .   $                  22.5   $33.8
Actual . . . . . . . . . . . . . . . . . . .                      11.6    24.9



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement          Geographic           Statement
     Property Type           Value          Concentration            Value
    --------------       -------------      -------------       ---------------
                         (In millions)                           (In millions)
Apartments . . . . . .     $1,722.7     East North Central  .      $1,164.3
Hotels . . . . . . . .        283.2     East South Central  .         137.1
Industrial . . . . . .        894.9     Middle Atlantic . . .       1,408.5
Office buildings . . .      2,094.0     Mountain  . . . . . .         345.0
Retail . . . . . . . .      1,589.6     New England . . . . .         791.1
1-4 Family . . . . . .          6.4     Pacific . . . . . . .       1,848.7
Agricultural . . . . .      1,298.3     South Atlantic  . . .       1,531.3
Other  . . . . . . . .        334.6     West North Central  .         287.5
                                        West South Central  .         602.2
                                        Other . . . . . . . .         108.0
                         -------------                          -------------
                           $8,223.7                                $8,223.7
                         =============                          =============

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                             December 31
                                                            --------------
                                                             1998     1997
                                                            ------  --------
                                                            (In millions)
     Reinsurance recoverables . . . . . . . . . . . . . .   $18.6    $12.5
     Funds withheld from reinsurers . . . . . . . . . . .    49.5     35.1



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The changes in benefit obligation and plan assets are summarized as follows:


                                      Year ended December 31
                            -------------------------------------------
                               Pension Benefits        Other Benefits
                            -----------------------   -----------------
                               1998         1997       1998      1997
                            -----------  -----------  --------  --------
                                           (In millions)
Change in benefit
 obligation:
Benefit obligation at
 beginning of year  . . .    $1,704.0     $1,582.3    $ 381.0   $ 400.5
Service cost  . . . . . .        32.8         30.7        6.8       8.5
Interest cost . . . . . .       115.5        109.3       24.4      25.5
Actuarial loss/(gain) . .        55.5         77.5      (16.8)    (22.2)
Benefits paid . . . . . .       (99.4)       (95.8)     (28.5)    (31.3)
Benefit obligation at end
 of year  . . . . . . . .     1,808.4      1,704.0      366.9     381.0


Change in plan assets:
Fair value of plan assets
 at beginning of year . .     1,995.5      1,787.6      172.7     132.4
Actual return of plan
 assets . . . . . . . . .       296.1        295.5       39.9      31.0
Employer contribution . .        10.0          8.2        2.6       9.3
Benefits paid . . . . . .       (99.4)       (95.8)       0.0       0.0
Fair value of plan assets
 at end of year . . . . .     2,202.2      1,995.5      215.2     172.7

Funded status . . . . . .       393.8        291.5     (151.7)   (208.3)
Unrecognized actuarial
 loss . . . . . . . . . .      (292.0)      (219.6)    (163.0)   (127.1)
Unrecognized prior service
 cost . . . . . . . . . .        23.1         29.6       17.8      19.7
Unrecognized net
 transition (asset)
 obligation . . . . . . .       (23.9)       (35.5)     294.3     315.2
                            ---------    ---------    -------   -------
Net amount recognized . .    $  101.0     $   66.0    $  (2.6)  $  (0.5)
                            =========    =========    =======   =======



The assumptions used in accounting for the benefit plans were as follows:


                                        Year ended December 31
                              ----------------------------------------
                                  Pension Benefits       Other Benefits
                              -----------------------   ---------------
                                 1998         1997       1998     1997
                              -----------  -----------  -------  -------
Discount rate . . . . . . .      6.75%        7.00%      6.75%    7.00%
Expected return on plan
 assets . . . . . . . . . .      8.50%        8.50%      8.50%    8.50%
Rate of compensation
 increase . . . . . . . . .      4.56%        4.77%      4.00%    4.00%



For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net periodic benefit (credit) cost includes the following components:


                                             Year Ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   ------------------------  ---------------
                                      1998         1997       1998      1997
                                   -----------  -----------  -------  ---------
                                                 (in millions)
Service cost . . . . . . . . . .    $  32.7      $  30.7     $  6.8    $  8.5
Interest cost  . . . . . . . . .      115.5        109.3       24.4      25.5
Expected return on plan assets .     (165.5)      (147.9)     (39.9)    (31.0)
Amortization of transition
 (asset) obligation  . . . . . .      (11.6)       (11.7)      20.9      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        6.5          6.6        1.9       1.9
Recognized actuarial (gain) loss       (2.6)        (1.0)      19.0      15.0
                                   --------     --------     ------   -------
   Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (25.0)     $ (14.0)    $ 33.1    $ 40.8
                                   ========     ========     ======   =======



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                  1-Percentage Point  1-Percentage Point
                                       Increase            Decrease
                                  ------------------  ------------------
                                              (In millions)
Effect on total of service and
 interest costs . . . . . . . .         $ 2.9              $ (2.5)
Effect on postretirement benefit
 obligations. . . . . . . . . .          28.7               (25.9)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                         Number of Contracts/             Assets (Liabilities)
                           Notional Amounts              1998                 1997
                        ---------------------   ---------------------   ----------------
                                                 Carrying     Fair      Carrying   Fair
                           1998        1997       Value       Value      Value    Value
                        ----------  ----------  ----------  ----------  --------  -------
                                                 ($ In millions)
Futures contracts to
 sell securities  . .      11,286       3,733     $(3.1)     $  (3.1)   $ (2.5)   $ (2.5)
Futures contracts to
 acquire securities .       1,464       1,359      (0.3)        (0.3)      1.2       1.2
Interest rate swap
 agreements . . . . .    $7,684.0    $7,254.7        --       (159.1)       --     (58.3)
Interest rate cap
 agreements . . . . .       115.0       115.0       0.4          0.4       0.6       0.6
Interest rate floor
 agreements . . . . .       125.0       125.0       0.7          0.7       0.4       0.4
Interest rate swaption
 agreements . . . . .         0.0        34.2        --          0.0        --       0.0
Currency rate swap
 agreements . . . . .     2,881.5       221.5        --         16.2        --      (9.7)
Equity collar
 agreements . . . . .          --          --      28.6         28.6     (14.1)    (14.1)



Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999. . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.0
2000. . . . . . . . . . . . . . . . . . . . . . . . . . .           16.5
2001. . . . . . . . . . . . . . . . . . . . . . . . . . .           13.5
2002. . . . . . . . . . . . . . . . . . . . . . . . . . .           10.0
2003. . . . . . . . . . . . . . . . . . . . . . . . . . .            5.9
Thereafter. . . . . . . . . . . . . . . . . . . . . . . .            7.5
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $72.4
                                                                   =====



NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
   With market value adjustment  . . . . . . . .      $   792.0          2.0%
   At book value less surrender charge . . . . .        2,773.8          7.1
                                                      ---------        -----
      Total with adjustment  . . . . . . . . . .        3,565.8          9.1
   Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .        3,782.8          9.8
   Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .       14,809.7         38.1
Not subject to discretionary withdrawal:
   General account . . . . . . . . . . . . . . .       15,375.2         39.6
   Separate accounts . . . . . . . . . . . . . .        1,301.5          3.4
                                                      ---------        -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .       38,835.0        100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .           (0.1)
                                                      ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .      $38,834.9
                                                      =========



Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--CONTINUED

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                            December 31
                          ---------------------------------------------
                                   1998                    1997
                          ---------------------   ---------------------
                           Carrying     Fair       Carrying     Fair
                            Amount      Value       Amount      Value
                          ----------  ----------  ----------  ----------
                                          (In millions)
Assets
   Bonds--Note 6  . . .   $23,353.0   $24,839.3   $22,986.0   $24,524.8
   Preferred
    stocks--Note 6  . .       844.7       832.4       640.6       695.8
   Common stocks--Note 6      269.3       269.3       256.9       256.9
   Mortgage loans on
    real estate--Note 6     8,223.7     8,619.7     7,851.2     8,215.9
   Policy loans--Note 1     1,573.8     1,573.8     1,577.3     1,577.3
   Cash and cash
    equivalents--Note 1     1,348.9     1,348.9       724.8       724.8
Liabilities
   Guaranteed investment
    contracts--Note 1 .    12,666.9    12,599.7    11,499.4    11,516.8
   Fixed rate deferred
    and immediate
    annuities--Note 1 .     4,375.0     4,412.2     4,289.1     4,290.4
   Supplementary
    contracts without
    life contingencies--
    Note 1  . . . . . .        42.7        44.7        40.9        42.1
Derivatives assets
 (liabilities) relating
 to:--Note 10
Futures contracts . . .        (3.4)       (3.4)       (1.3)       (1.3)
Interest rate swaps . .          --      (159.1)         --       (58.3)
Currency rate swaps . .          --        16.2          --        (9.7)
Interest rate caps  . .         0.4         0.4         0.6         0.6
Interest rate floors  .         0.7         0.7         0.4         0.4
Equity collar agreements       28.6        28.6       (14.1)      (14.1)
Commitments--Note 13  .          --     1,114.2          --     1,332.3



The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. historically, the first two digits were hardcoded to save memory.

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High-Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts February 10, 1999

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                     LARGE CAP    SOVEREIGN   INTERNATIONAL  SMALL CAP   INTERNATIONAL     MID CAP      LARGE CAP
                                      GROWTH        BOND      EQUITY INDEX     GROWTH       BALANCED        GROWTH        VALUE
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                    -----------  -----------  -------------  ----------  --------------  ------------  ------------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at value  $29,089,283  $67,185,725   $4,843,434    $1,802,291  $      210,332  $  1,473,582   $3,774,075
Investments in shares of
 portfolios of M Fund Inc., at
 value. . . . . . . . . . . . . .            --           --           --            --              --            --           --
Policy loans and accrued interest
 receivable . . . . . . . . . . .     1,968,975    9,925,170      263,940            --              --            --           --
Receivable from:
 John Hancock Variable Series
  Trust I . . . . . . . . . . . .        21,267        7,561          763         2,331           1,855         2,479        8,037
 M Fund Inc.  . . . . . . . . . .            --           --           --            --              --            --           --
                                    -----------  -----------   ----------    ----------  --------------  ------------   ----------
Total assets  . . . . . . . . . .    31,079,525   77,118,456    5,108,137     1,804,622         212,187     1,476,061    3,782,112
LIABILITIES
Payable to John Hancock Mutual
 Life Insurance Company . . . . .        20,777        6,369          683         2,302           1,852         2,456        7,975
Asset charges payable . . . . . .           490        1,192           80            29               3            23           62
                                    -----------  -----------   ----------    ----------  --------------  ------------   ----------
Total liabilities . . . . . . . .        21,267        7,561          763         2,331           1,855         2,479        8,037
                                    -----------  -----------   ----------    ----------  --------------  ------------   ----------
Net assets  . . . . . . . . . . .   $31,058,258  $77,110,895   $5,107,374    $1,802,291  $      210,332  $  1,473,582   $3,774,075
                                    ===========  ===========   ==========    ==========  ==============  ============   ==========




                                                                  DIVERSIFIED
                                            MONEY      MID CAP      MID CAP    REAL ESTATE    GROWTH &
                                           MARKET       VALUE       GROWTH       EQUITY        INCOME       MANAGED
                                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                         -----------  ----------  -----------  -----------  ------------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . .   $47,242,706  $6,049,829  $4,916,238   $5,305,959   $267,925,840  $ 98,661,041
Investments in shares of portfolios of
 M Fund Inc., at value . . . . . . . .            --          --          --           --             --            --
Policy loans and accrued interest
 receivable. . . . . . . . . . . . . .     2,027,110          --          --      225,050     29,167,555    12,154,307
Receivable from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . .     2,757,264       2,873       1,517        3,585         96,540        63,052
 M Fund Inc. . . . . . . . . . . . . .            --          --          --           --             --            --
                                         -----------  ----------  ----------   ----------   ------------  ------------
Total assets . . . . . . . . . . . . .    52,027,080   6,052,702   4,917,755    5,534,594    297,189,935   110,878,400
LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company . . . . . . . . . .     2,757,795       2,775       1,439        3,498         91,946        62,013
Asset charges payable  . . . . . . . .           754          98          78           88          4,593         1,724
                                         -----------  ----------  ----------   ----------   ------------  ------------
Total liabilities  . . . . . . . . . .     2,758,549       2,873       1,517        3,586         96,539        63,737
                                         -----------  ----------  ----------   ----------   ------------  ------------
Net assets . . . . . . . . . . . . . .   $49,268,531  $6,049,829  $4,916,238   $5,531,008   $297,093,396  $110,814,663
                                         ===========  ==========  ==========   ==========   ============  ============

                                          SHORT-TERM
                                             BOND
                                          SUBACCOUNT
                                         ------------
ASSETS
Investments in shares of portfolios of     $496,489
 John Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . .
Investments in shares of portfolios of           --
 M Fund Inc., at value . . . . . . . .
Policy loans and accrued interest                --
 receivable. . . . . . . . . . . . . .
Receivable from:
 John Hancock Variable Series                    76
  Trust I  . . . . . . . . . . . . . .
 M Fund Inc. . . . . . . . . . . . . .           --
                                           --------
Total assets . . . . . . . . . . . . .      496,565
LIABILITIES
Payable to John Hancock Mutual Life              68
 Insurance Company . . . . . . . . . .
Asset charges payable  . . . . . . . .            8
                                           --------
Total liabilities  . . . . . . . . . .           76
                                           --------
Net assets . . . . . . . . . . . . . .     $496,489
                                           ========



See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1998


                                                                             TURNER        BRANDES
                        SMALL CAP   INTERNATIONAL    EQUITY    STRATEGIC      CORE      INTERNATIONAL
                          VALUE     OPPORTUNITIES    INDEX        BOND       GROWTH        EQUITY
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  -------------  ----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $2,550,502   $4,181,723    $7,247,833   $470,424    $     --      $     --
Investments in shares
 of portfolios of M
 Fund Inc.,
 at value . . . . . .           --           --            --         --     125,007       255,755
Policy loans and
 accrued interest
 receivable . . . . .           --           --            --         --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        4,417        2,936        13,979      4,071           2             4
 M Fund Inc.  . . . .           --           --            --         --          --            --
                        ----------   ----------    ----------   --------    --------      --------
Total assets  . . . .    2,554,919    4,184,659     7,261,812    474,495     125,009       255,759
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance
 Company  . . . . . .        4,376        2,867        13,860      4,063          --            --
Asset charges payable           41           68           119          8           2             4
                        ----------   ----------    ----------   --------    --------      --------
Total liabilities . .        4,417        2,935        13,979      4,071           2             4
                        ----------   ----------    ----------   --------    --------      --------
Net assets  . . . . .   $2,550,502   $4,181,724    $7,247,833   $470,424    $125,007      $255,755
                        ==========   ==========    ==========   ========    ========      ========




                          FRONTIER     EMERGING                             SMALL/
                          CAPITAL      MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                        APPRECIATION    EQUITY      EQUITY      INDEX        CORE         BOND
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $       --      $729      $16,495     $14,549     $32,699       $5,453
Investments in shares
 of portfolios of M
 Fund Inc.,
 at value . . . . . .     2,533,128        --           --          --          --           --
Policy loans and
 accrued interest
 receivable . . . . .            --        --           --          --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .            41        --           --          --           1           --
 M Fund Inc.  . . . .            --        --           --          --          --           --
                         ----------      ----      -------     -------     -------       ------
Total assets  . . . .     2,533,169       729       16,495      14,549      32,700        5,453
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance
 Company  . . . . . .            --        --           --          --          --           --
Asset charges payable            41        --           --          --           1           --
                         ----------      ----      -------     -------     -------       ------
Total liabilities . .            41         0            0           0           1            0
                         ----------      ----      -------     -------     -------       ------
Net assets  . . . . .    $2,533,128      $729      $16,495     $14,549     $32,699       $5,453
                         ==========      ====      =======     =======     =======       ======



See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 LARGE CAP GROWTH                      SOVEREIGN BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------  -------------------------------------
                           1998        1997        1996        1998         1997          1996
                        ----------  ----------  ----------  -----------  -----------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $2,836,032  $1,686,429  $1,905,476  $5,266,576   $4,454,173    $ 3,765,421
  M Fund Inc. . . . .           --          --          --          --           --             --
 Interest income on
  policy loans  . . .      128,186     103,747      83,974     727,807      696,074        678,580
                        ----------  ----------  ----------  ----------   ----------    -----------
Total investment
 income . . . . . . .    2,964,218   1,790,176   1,989,450   5,994,383    5,150,247      4,444,001
Expenses:
 Mortality and expense
  risks . . . . . . .      143,859      99,710      69,829     415,570      370,612        325,346
                        ----------  ----------  ----------  ----------   ----------    -----------
Net investment income    2,820,359   1,690,466   1,919,621   5,578,813    4,779,635      4,118,655
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      433,509     292,430     145,304    (142,628)    (230,607)      (169,158)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,558,660   2,142,494       3,756    (102,600)   1,277,686     (1,418,707)
                        ----------  ----------  ----------  ----------   ----------    -----------
Net realized and
 unrealized gain
 (loss) on investments   4,992,169   2,434,924     149,060    (245,228)   1,047,079     (1,587,865)
                        ----------  ----------  ----------  ----------   ----------    -----------
Net increase in net
 assets resulting from
 operations . . . . .   $7,812,528  $4,125,390  $2,068,681  $5,333,585   $5,826,714    $ 2,530,790
                        ==========  ==========  ==========  ==========   ==========    ===========




                             INTERNATIONAL EQUITY             SMALL CAP GROWTH
                                  SUBACCOUNT                     SUBACCOUNT
                        ------------------------------  ----------------------------
                          1998      1997        1996      1998      1997       1996*
                        --------  ----------  --------  ---------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $743,339  $ 195,240   $ 42,110  $     --   $   436    $   160
  M Fund Inc. . . . .         --         --         --        --        --         --
 Interest income on
  policy loans  . . .     17,802     15,746     13,158        --        --         --
                        --------  ---------   --------  --------   -------    -------
Total investment
 income . . . . . . .    761,141    210,986     55,268        --       436        160
Expenses:
 Mortality and expense
  risks . . . . . . .     26,542     24,261     19,834     8,233     4,231        538
                        --------  ---------   --------  --------   -------    -------
Net investment income
 (loss) . . . . . . .    734,599    186,725     35,434    (8,233)   (3,795)      (378)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     52,891     50,829     25,854    21,741     6,475       (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     13,239   (463,778)   217,574   204,674    92,108     (5,174)
                        --------  ---------   --------  --------   -------    -------
Net realized and
 unrealized gain
 (loss) on investments    66,130   (412,949)   243,428   226,415    98,583     (5,864)
                        --------  ---------   --------  --------   -------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $800,729  $(226,224)  $278,862  $218,182   $94,788    $(6,242)
                        ========  =========   ========  ========   =======    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                          INTERNATIONAL BALANCED                 MID CAP GROWTH
                                SUBACCOUNT                         SUBACCOUNT
                        ---------------------------  -------------------------------------
                          1998      1997     1996*       1998        1997         1996*
                        --------  ---------  ------  ------------  ---------  ---------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 12,240  $  3,972   $  734  $    130,303  $     --    $        411
  M Fund Inc. . . . .         --        --       --            --        --              --
 Interest income on
  policy loans  . . .         --        --       --            --        --              --
                        --------  --------   ------  ------------  --------    ------------
Total investment
 income . . . . . . .     12,240     3,972      734       130,303        --             411
Expenses:
 Mortality and expense
  risks . . . . . . .        826       392       81         5,242     2,164             292
                        --------  --------   ------  ------------  --------    ------------
Net investment income
 (loss) . . . . . . .     11,414     3,580      653       125,061    (2,164)            199
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      1,050       429        9        26,192     5,866             (17)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     12,294    (4,312)     899       193,946    66,874           1,684
                        --------  --------   ------  ------------  --------    ------------
Net realized and
 unrealized gain
 (loss) on investments    13,344    (3,883)     908       220,138    72,740           1,667
                        --------  --------   ------  ------------  --------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 24,758  $   (303)  $1,561  $    345,199  $ 70,576    $      1,786
                        ========  ========   ======  ============  ========    ============




                             LARGE CAP VALUE                  MONEY MARKET
                                SUBACCOUNT                     SUBACCOUNT
                        --------------------------  --------------------------------
                          1998      1997    1996*      1998       1997        1996
                        --------  --------  ------  ----------  --------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $185,232  $ 57,265  $2,056  $2,249,510  $641,356   $1,073,915
  M Fund Inc. . . . .                   --      --          --        --           --
 Interest income on
  policy loans  . . .         --        --      --     154,162   148,802      160,206
                        --------  --------  ------  ----------  --------   ----------
Total investment
 income . . . . . . .    185,232    57,265   2,056   2,403,672   790,158    1,234,121
Expenses:
 Mortality and expense
  risks . . . . . . .     15,356     3,303     218     263,735    81,437      134,461
                        --------  --------  ------  ----------  --------   ----------
Net investment income    169,876    53,962   1,838   2,139,937   708,721    1,099,660
Net realized and
 unrealized gain on
 investments:
 Net realized gain  .     68,953    17,858     588          --        --           --
 Net unrealized
  appreciation during
  the period  . . . .     64,132    80,036   4,787          --        --           --
                        --------  --------  ------  ----------  --------   ----------
Net realized and
 unrealized gain on
 investments. . . . .    133,085    97,894   5,375          --        --           --
                        --------  --------  ------  ----------  --------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $302,961  $151,856  $7,213  $2,139,937  $708,721   $1,099,660
                        ========  ========  ======  ==========  ========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                         DIVERSIFIED MID CAP
                                                            SUBACCOUNT                                  GROWTH
                                                 ----------------------------------  --------------------------------------------
                                                     1998          1997     1996*        1998           1997             1996
                                                 --------------  --------  --------  -------------  --------------  ---------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . .   $      53,920   $150,951  $  5,010  $      93,281  $     407,765    $     114,600
  M Fund Inc.  . . . . . . . . . . . . . . . .              --         --        --             --             --               --
 Interest income on policy loans . . . . . . .              --         --        --             --             --               --
                                                 -------------   --------  --------  -------------  -------------    -------------
Total investment income  . . . . . . . . . . .          53,920    150,951     5,010         93,281        407,765          114,600
Expenses:
 Mortality and expense risks . . . . . . . . .          34,857      7,632       572         26,942         22,030           10,841
                                                 -------------   --------  --------  -------------  -------------    -------------
Net investment income  . . . . . . . . . . . .          19,063    143,319     4,438         66,339        385,735          103,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . . . .          74,634     10,646     8,413         33,249        276,956           81,916
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .        (944,401)   145,409    14,211        126,465       (477,912)         264,010
                                                 -------------   --------  --------  -------------  -------------    -------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . .        (869,767)   156,055    22,624        159,714       (200,956)         345,926
                                                 -------------   --------  --------  -------------  -------------    -------------
Net increase (decrease) in net assets resulting
 from
 operations  . . . . . . . . . . . . . . . . .   $    (850,704)  $299,374  $ 27,062  $     226,053  $     184,779    $     449,685
                                                 =============   ========  ========  =============  =============    =============




                              REAL ESTATE EQUITY                     GROWTH & INCOME
                                  SUBACCOUNT                           SUBACCOUNT
                        --------------------------------  -------------------------------------
                           1998         1997      1996       1998         1997          1996
                        ------------  --------  --------  -----------  -----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   343,976   $330,296  $177,243  $26,306,209  $25,377,474   $18,406,284
  M Fund Inc. . . . .            --         --        --           --           --            --
 Interest income on
  policy loans  . . .        17,260     15,261    13,041    1,996,131    1,728,054     1,562,266
                        -----------   --------  --------  -----------  -----------   -----------
Total investment
 income . . . . . . .       361,236    345,557   190,284   28,302,340   27,105,528    19,968,550
Expenses:
 Mortality and expense
  risks . . . . . . .        33,890     25,420    16,931    1,466,469    1,136,268       842,055
                        -----------   --------  --------  -----------  -----------   -----------
Net investment income       327,346    320,137   173,353   26,835,871   25,969,260    19,126,495
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .       158,205    181,015    39,891    3,223,935    1,982,518       820,430
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (1,546,717)   165,392   637,301   32,918,552   18,247,212     4,555,481
                        -----------   --------  --------  -----------  -----------   -----------
Net realized and
 unrealized gain
 (loss) on investments   (1,388,512)   346,407   677,192   36,142,487   20,229,730     5,375,911
                        -----------   --------  --------  -----------  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,061,166)  $666,544  $850,545  $62,978,358  $46,198,990   $24,502,406
                        ===========   ========  ========  ===========  ===========   ===========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                       MANAGED                          SHORT-TERM BOND
                                      SUBACCOUNT                           SUBACCOUNT
                        -------------------------------------   --------------------------------
                           1998         1997         1996         1998        1997         1996
                        -----------  -----------  ------------  ---------  -----------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 9,347,788  $ 7,891,222  $ 8,705,892   $ 27,350   $1,036,747    $201,830
  M Fund Inc. . . . .                         --           --         --           --          --
 Interest income on
  policy loans  . . .       854,487      768,231      705,413         --           --          --
                        -----------  -----------  -----------   --------   ----------    --------
Total investment
 income . . . . . . .    10,202,275    8,659,453    9,411,305     27,350    1,036,747     201,830
Expenses:
 Mortality and expense
  risks . . . . . . .       577,276      497,030      426,946      2,680      121,572      15,305
                        -----------  -----------  -----------   --------   ----------    --------
Net investment income     9,624,999    8,162,423    8,984,359     24,670      915,175     186,525
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       791,245      437,661      230,806        265      (27,616)        577
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     6,629,458    4,941,061   (2,103,918)    (4,247)     226,435     225,129
                        -----------  -----------  -----------   --------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    7,420,703    5,378,722   (1,873,112)    (3,982)     198,819     225,706
                        -----------  -----------  -----------   --------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $17,045,702  $13,541,145  $ 7,111,247   $ 20,688   $1,113,994    $412,231
                        ===========  ===========  ===========   ========   ==========    ========




                              SMALL CAP VALUE           INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  -----------------------------
                          1998        1997     1996*     1998       1997        1996*
                        ----------  ---------  ------  ---------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  12,675   $ 95,844   $1,653  $ 33,443   $  5,284     $  482
  M Fund Inc. . . . .          --         --       --        --         --         --
 Interest income on
  policy loans  . . .          --         --       --        --         --         --
                        ---------   --------   ------  --------   --------     ------
Total investment
 income . . . . . . .      12,675     95,844    1,653    33,443      5,284        482
Expenses:
 Mortality and expense
  risks . . . . . . .      11,853      3,270      128    21,581      1,697        295
                        ---------   --------   ------  --------   --------     ------
Net investment income         822     92,574    1,525    11,862      3,587        187
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      29,257     19,812       11    33,474      3,191         57
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (105,331)   (12,804)   2,702   272,314    (12,223)     7,271
                        ---------   --------   ------  --------   --------     ------
Net realized and
 unrealized gain
 (loss) on investments    (76,074)     7,008    2,713   305,788     (9,032)     7,328
                        ---------   --------   ------  --------   --------     ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (75,252)  $ 99,582   $4,238  $317,650   $ (5,445)    $7,515
                        =========   ========   ======  ========   ========     ======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                EQUITY INDEX                STRATEGIC BOND
                                 SUBACCOUNT                   SUBACCOUNT
                        -----------------------------  ------------------------
                           1998       1997     1996*    1998     1997     1996*
                        ----------  --------  -------  -------  -------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,267  $ 54,601  $ 4,958  $19,628  $ 9,400   $  539
  M Fund Inc. . . . .                     --       --       --       --       --
 Interest income on
  policy loans  . . .           --        --       --       --       --       --
                        ----------  --------  -------  -------  -------   ------
Total investment
 income . . . . . . .      185,267    54,601    4,958   19,628    9,400      539
Expenses:
 Mortality and expense
  risks . . . . . . .       27,141     5,346      287    1,979      658       30
                        ----------  --------  -------  -------  -------   ------
Net investment income      158,126    49,255    4,671   17,649    8,742      509
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      443,879    14,525      620    3,991      348       36
 Net unrealized
  appreciation
  (depreciation)
  during the period .      585,673   146,714    6,278    4,308    1,260        8
                        ----------  --------  -------  -------  -------   ------
Net realized and
 unrealized gain
 (loss) on investments   1,029,552   161,239    6,898    8,299    1,608       44
                        ----------  --------  -------  -------  -------   ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,187,678  $210,494  $11,569  $25,948  $10,350   $  553
                        ==========  ========  =======  =======  =======   ======




                           TURNER CORE GROWTH      BRANDES INTERNATIONAL EQUITY
                               SUBACCOUNT                   SUBACCOUNT
                        ------------------------  -----------------------------
                         1998     1997    1996*     1998      1997       1996*
                        -------  -------  ------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I . . . . . .  $    --  $    --  $   --  $    --   $    --     $    --
  M Fund Inc. . . . .     2,231    6,373     958   14,444     1,796         510
 Interest income on
  policy loans . . . .       --       --      --       --        --          --
                        -------  -------  ------  -------   -------     -------
Total investment
 income. . . . . . .      2,231    6,373     958   14,444     1,796         510
Expenses:
 Mortality and expense
  risks. . . . . . .        565      301      83    1,158       684         173
                        -------  -------  ------  -------   -------     -------
Net investment income     1,666    6,072     875   13,286     1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     2,780      839      48      600       888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    22,686    6,487     784    8,581    (1,473)     (1,056)
                        -------  -------  ------  -------   -------     -------
Net realized and
 unrealized gain
 (loss) on investments   25,466    7,326     832    9,181      (585)     (1,147)
                        -------  -------  ------  -------   -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $27,132  $13,398  $1,707  $22,467   $   527     $  (810)
                        =======  =======  ======  =======   =======     =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                      FRONTIER CAPITAL APPRECIATION      EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                     ------------------------------    ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                     ----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . . .    $    --     $    --    $   --      $  1        $ 117       $ 296      $    --       $  50
  M Fund Inc.  . . . . . . . . . .     12,832       6,463        --        --           --          --           --          --
 Interest income on policy loans .         --          --        --        --           --          --           --          --
                                      -------     -------    ------      ----        -----       -----      -------       -----
Total investment income  . . . . .     12,832       6,463        --         1          117         296           --          50
Expenses:
 Mortality and expense risks . . .     13,446       1,409       477         0           60          11           48           2
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net investment income  . . . . . .       (614)      5,054      (477)        1           57         285          (48)         48
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . .     23,061       8,970     6,683        (1)         (16)        (26)      (1,957)       (108)
 Net unrealized appreciation
  (depreciation) during the period       (840)     32,469     1,317       (48)        (303)       (147)       1,888         (19)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net realized and unrealized gain
 (loss) on investments . . . . . .     22,221      41,439     8,000       (48)        (319)       (173)         (69)       (127)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net increase (decrease) in net
 assets resulting from operations     $21,607     $46,493    $7,523      $(48)       $(262)      $ 112      $  (117)      $ (79)
                                      =======     =======    ======      ====        =====       =====      =======       =====



---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           LARGE CAP GROWTH                          SOVEREIGN BOND
                                                              SUBACCOUNT                               SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1998         1997          1996          1998          1997           1996
                                                -----------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $ 2,820,359  $ 1,690,466   $ 1,919,621   $ 5,578,813   $ 4,779,635    $ 4,118,655
 Net realized gain (loss) . . . . . . . . . .       433,509      292,430       145,304      (142,628)     (230,607)      (169,158)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     4,558,660    2,142,494         3,756      (102,600)    1,277,686     (1,418,707)
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .     7,812,528    4,125,390     2,068,681     5,333,585     5,826,714      2,530,790
From policyholder transactions:
 Net premiums from policyholders  . . . . . .            --    5,387,401     4,588,842            --    10,001,325     12,282,665
 Net benefits to policyholders  . . . . . . .            --   (3,728,476)   (3,100,493)           --    (8,526,521)    (8,373,358)
 Net increase in policy loans . . . . . . . .            --      326,883       174,445            --       474,983        344,564
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .     3,053,614    1,985,808     1,662,794     2,064,425     1,949,787      4,253,871
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net increase in net assets  . . . . . . . . .    10,866,142    6,111,198     3,731,475     7,398,010     7,776,501      6,784,661
Net assets at beginning of period . . . . . .    20,192,116   14,080,918    10,349,443    69,712,885    61,936,384     55,151,723
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net assets at end of period . . . . . . . . .   $31,058,258  $20,192,116   $14,080,918   $77,110,895   $69,712,885    $61,936,384
                                                ===========  ===========   ===========   ===========   ===========    ===========




                                 INTERNATIONAL EQUITY                   SMALL CAP GROWTH
                                      SUBACCOUNT                           SUBACCOUNT
                        -------------------------------------   ---------------------------------
                           1998        1997          1996          1998        1997        1996*
                        ----------  ------------  ------------  -----------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  734,599  $   186,725   $    35,434   $   (8,233)  $  (3,795)   $   (378)
 Net realized gain
  (loss). . . . . . .       52,891       50,829        25,854       21,741       6,475        (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       13,239     (463,778)      217,574      204,674      92,108      (5,174)
                        ----------  -----------   -----------   ----------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      800,729     (226,224)      278,862      218,182      94,788      (6,242)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --    1,504,962     1,691,043           --     809,492     276,720
 Net benefits to
  policyholders . . .           --   (1,091,126)   (1,137,159)          --    (199,118)    (13,425)
 Net increase in
  policy loans  . . .           --       13,761        47,823           --          --          --
                        ----------  -----------   -----------   ----------   ---------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      141,969      427,597       601,707      621,894     610,374     263,295
                        ----------  -----------   -----------   ----------   ---------    --------
Net increase in net
 assets . . . . . . .      942,698      201,373       880,569      840,076     705,162     257,053
Net assets at
 beginning of period     4,164,676    3,963,303     3,082,734      962,215     257,053           0
                        ----------  -----------   -----------   ----------   ---------    --------
Net assets at end of
 period . . . . . . .   $5,107,374  $ 4,164,676   $ 3,963,303   $1,802,291   $ 962,215    $257,053
                        ==========  ===========   ===========   ==========   =========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                     INTERNATIONAL BALANCED                         MID CAP GROWTH
                                                           SUBACCOUNT                                 SUBACCOUNT
                                             -------------------------------------   -------------------------------------------
                                                 1998          1997        1996*        1998          1997             1996*
                                             ------------  -------------  ---------  -----------  --------------  -----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $     11,414  $      3,580   $    653   $   125,061  $      (2,164)   $          119
 Net realized gain (loss)  . . . . . . . .          1,050           429          9        26,192          5,866               (17)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .         12,294        (4,312)       899       193,946         66,874             1,684
                                             ------------  ------------   --------   -----------  -------------    --------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .         24,758          (303)     1,561       345,199         70,576             1,786
From policyholder transactions:
 Net premiums from policyholders . . . . .             --        62,380     32,725            --        457,341           172,848
 Net benefits to policyholders . . . . . .             --        (9,531)    (1,520)           --       (125,239)           (9,482)
 Net increase in policy loans  . . . . . .             --            --         --            --             --                --
                                             ------------  ------------   --------   -----------  -------------    --------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .       100,2622        52,849     31,205       560,553        332,102           163,366
                                             ------------  ------------   --------   -----------  -------------    --------------
Net increase in net assets . . . . . . . .        125,020        52,546     32,766       905,752        402,678           165,152
Net assets at beginning of period  . . . .         85,312        32,766          0       567,830        165,152                 0
                                             ------------  ------------   --------   -----------  -------------    --------------
Net assets at end of period  . . . . . . .   $    210,322  $     85,312   $ 32,766   $ 1,473,582  $     567,830    $      165,152
                                             ============  ============   ========   ===========  =============    ==============




                                 LARGE CAP VALUE                          MONEY MARKET
                                    SUBACCOUNT                             SUBACCOUNT
                        ---------------------------------   ---------------------------------------
                           1998        1997       1996*        1998         1997            1996
                        ----------  -----------  ---------  -----------  ------------  ---------------
Increase in net assets
 from operations:
 Net investment income
  (loss). . . . . . .   $  169,876  $   53,962   $  1,838   $ 2,139,937  $   708,721    $  1,099,660
 Net realized gain
  (loss). . . . . . .       68,953      17,858        588            --           --              --
 Net unrealized
  appreciation
  (depreciation)
  during the period .       64,132      80,036      4,787            --           --              --
                        ----------  ----------   --------   -----------  -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      302,961     151,856      7,213     2,139,937      708,721       1,099,660
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --   1,506,756    107,940            --   11,210,536      34,216,886
 Net benefits to
  policyholders . . .           --     (85,021)   (10,621)           --   (9,620,370)    (44,096,427)
 Net increase
  (decrease) in policy
  loans . . . . . . .           --          --         --            --      103,247        (134,332)
                        ----------  ----------   --------   -----------  -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .    1,792,991   1,421,735     97,319    32,643,354    1,693,413     (10,013,873)
                        ----------  ----------   --------   -----------  -----------    ------------
Net increase
 (decrease) in net
 assets . . . . . . .    2,095,952   1,573,591    104,532    34,783,291    2,402,134      (8,914,213)
Net assets at
 beginning of period     1,678,123     104,532          0    14,485,240   12,083,106      20,997,319
                        ----------  ----------   --------   -----------  -----------    ------------
Net assets at end of
 period . . . . . . .   $3,774,075  $1,678,123   $104,532   $49,268,531  $14,485,240    $ 12,083,106
                        ==========  ==========   ========   ===========  ===========    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         MID CAP VALUE                         DIVERSIFIED MID CAP GROWTH
                                                          SUBACCOUNT                                   SUBACCOUNT
                                           -----------------------------------------   -----------------------------------------
                                              1998          1997           1996*           1998          1997            1996
                                           ------------  ------------  --------------  ------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . .   $    19,063   $   143,319   $       4,438   $     66,339  $    385,735    $    103,759
 Net realized gain . . . . . . . . . . .        74,634        10,646           8,413         33,249       276,956          81,916
 Net unrealized appreciation
  (depreciation) during the period . . .      (944,401)      145,409          14,211        126,465      (477,912)        264,010
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .      (850,704)      299,374          27,062        226,053       184,779         449,685
From policyholder transactions:
 Net premiums from policyholders . . . .            --     1,620,752         284,225             --     2,554,133       2,077,582
 Net benefits to policyholders . . . . .            --      (112,395)        (82,860)            --    (1,628,677)       (497,713)
 Net increase in policy loans  . . . . .            --            --              --             --            --              --
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . .     4,864,375     1,508,357         201,365        598,224       925,456       1,579,869
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net increase in net assets . . . . . . .     4,013,671     1,807,731         228,427        824,277     1,110,235       2,029,554
Net assets at beginning of period  . . .     2,036,158       228,427               0      4,091,961     2,981,726         952,172
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net assets at end of period  . . . . . .   $ 6,049,829   $ 2,036,158   $     228,427   $  4,916,238  $  4,091,961    $  2,981,726
                                           ===========   ===========   =============   ============  ============    ============




                                                       REAL ESTATE EQUITY                           GROWTH & INCOME
                                                           SUBACCOUNT                                  SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1998          1997          1996           1998          1997            1996
                                             ------------  ------------  ------------  ------------  -------------  ---------------
                                             --------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $   327,346   $   320,137   $   173,353   $ 26,835,871  $ 25,969,260    $ 19,126,495
 Net realized gain (loss)  . . . . . . . .       158,205       181,015        39,891      3,223,935     1,982,518         820,430
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,546,717)      165,392       637,301     32,918,552    18,247,212       4,555,481
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .    (1,061,166)      666,544       850,545     62,978,358    46,198,990      24,502,406
From policyholder transactions:
 Net premiums from policyholders . . . . .            --     1,748,132     1,161,434             --    30,351,780      32,903,369
 Net benefits to policyholders . . . . . .            --    (1,218,783)   (1,008,266)            --   (24,619,851)    (21,130,764)
 Net increase in policy loans  . . . . . .            --        34,311        33,973             --     3,346,307       1,965,133
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     1,717,464       563,660       187,141      9,130,987     9,078,236      13,737,738
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net increase in net assets . . . . . . . .       656,298     1,230,204     1,037,686     72,109,345    55,277,226      38,240,144
Net assets at beginning of period  . . . .     4,874,710     3,644,506     2,606,820    224,984,051   169,706,825     131,466,681
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net assets at end of period  . . . . . . .   $ 5,531,008   $ 4,874,710   $ 3,644,506   $297,093,396  $224,984,051    $169,706,825
                                             ===========   ===========   ===========   ============  ============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MANAGED                                  SHORT-TERM BOND
                                                          SUBACCOUNT                                  SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1998           1997           1996           1998           1997           1996
                                          -------------  -------------  -------------  -------------  -------------  --------------
                                          -----------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $  9,624,999   $  8,162,423   $  8,984,359   $     24,670   $    915,175    $   186,525
 Net realized gain (loss) . . . . . . .        791,245        437,661        230,806            265        (27,616)           577
 Net unrealized appreciation
  (depreciation) during the period  . .      6,629,458      4,941,061     (2,103,918)        (4,247)       226,435        225,129
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from
 operations . . . . . . . . . . . . . .     17,045,702     13,541,145      7,111,247         20,688      1,113,994        412,231
From policyholder transactions:
 Net premiums from policyholders  . . .             --     13,194,907     14,481,195             --        116,602     24,721,092
 Net benefits to policyholders  . . . .             --    (14,539,295)   (12,942,967)            --    (26,168,835)      (147,655)
 Net increase in policy loans . . . . .             --      1,257,640        719,880             --             --             --
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .       (288,954)       (86,748)     2,258,108        348,698    (26,052,233)    24,573,437
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets .     16,756,748     13,454,397      9,369,355        369,386    (24,938,239)    24,985,668
Net assets at beginning of period . . .     94,057,915     80,603,518     71,234,163        127,103     25,065,342         79,674
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $110,814,663   $ 94,057,915   $ 80,603,518   $    496,489   $    127,103    $25,065,342
                                          ============   ============   ============   ============   ============    ===========




                                 SMALL CAP VALUE              INTERNATIONAL OPPORTUNITIES
                                   SUBACCOUNT                          SUBACCOUNT
                        ---------------------------------   -------------------------------
                           1998         1997       1996*       1998       1997       1996*
                        -----------  -----------  --------  ----------  ---------  -----------
                        ----------------------------------------------------------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      822   $   92,574   $ 1,525   $   11,862  $  3,587    $    187
 Net realized gain  .       29,257       19,812        11       33,474     3,191          57
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (105,331)     (12,804)    2,702      272,314   (12,223)      7,271
                        ----------   ----------   -------   ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (75,252)      99,582     4,238      317,650    (5,445)      7,515
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --    1,224,547    63,825           --   295,915     141,907
 Net benefits to
  policyholders . . .           --     (137,364)   (3,155)          --   (46,736)     (4,149)
 Net increase in
  policy loans  . . .           --           --        --           --        --          --
                        ----------   ----------   -------   ----------  --------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    1,374,081    1,087,183    60,670    3,475,067   249,179     137,758
                        ----------   ----------   -------   ----------  --------    --------
Net increase in net
 assets . . . . . . .    1,298,829    1,186,765    64,908    3,792,717   243,734     145,273
Net assets at
 beginning of period     1,251,673       64,908         0      389,007   145,273           0
                        ----------   ----------   -------   ----------  --------    --------
Net assets at end of
 period . . . . . . .   $2,550,502   $1,251,673   $64,908   $4,181,724  $389,007    $145,273
                        ==========   ==========   =======   ==========  ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   EQUITY INDEX                    STRATEGIC BOND
                                    SUBACCOUNT                       SUBACCOUNT
                        ---------------------------------   ----------------------------
                           1998        1997       1996*       1998      1997       1996*
                        ----------  -----------  ---------  --------  ---------  ----------
                        -------------------------------------------------------------------
Increase in net assets
 from operations:
 Net investment income  $  158,126  $   49,255   $  4,671   $ 17,649  $  8,742    $   509
 Net realized gain  .      443,879      14,525        620      3,991       348         36
 Net unrealized
  appreciation during
  the period  . . . .      585,673     146,714      6,278      4,308     1,260          8
                        ----------  ----------   --------   --------  --------    -------
Net increase in net
 assets resulting from
 operations . . . . .    1,187,678     210,494     11,569     25,948    10,350        553
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --   1,827,052    234,122         --   161,548     13,347
 Net benefits to
  policyholders . . .           --    (149,826)    (9,816)        --   (37,799)      (682)
 Net increase in
  policy loans  . . .           --          --         --         --        --         --
                        ----------  ----------   --------   --------  --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    3,936,560   1,677,226    224,306    297,159   123,749     12,665
                        ----------  ----------   --------   --------  --------    -------
Net increase in net
 assets . . . . . . .    5,124,238   1,887,720    235,875    323,107   134,099     13,218
Net assets at
 beginning of period     2,123,595     235,875          0    147,317    13,218          0
                        ----------  ----------   --------   --------  --------    -------
Net assets at end of
 period . . . . . . .   $7,247,833  $2,123,595   $235,875   $470,424  $147,317    $13,218
                        ==========  ==========   ========   ========  ========    =======




                             TURNER CORE GROWTH       BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   -----------------------------
                          1998     1997      1996*      1998      1997       1996*
                        --------  --------  --------  --------  ---------  ----------
                        -------------------------------------------------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  1,666  $ 6,072   $   875   $ 13,286  $  1,112    $   337
 Net realized gain
  (loss). . . . . . .      2,780      839        48        600       888        (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     22,686    6,487       784      8,581    (1,473)    (1,056)
                        --------  -------   -------   --------  --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     27,132   13,398     1,707     22,467       527       (810)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .         --   33,658    28,147         --    82,259     91,573
 Net benefits to
  policyholders . . .         --   (7,208)   (1,062)        --   (45,350)    (1,860)
 Net increase in
  policy loans  . . .         --       --        --         --        --         --
                        --------  -------   -------   --------  --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     29,234   26,450    27,085    106,951    36,909     89,713
                        --------  -------   -------   --------  --------    -------
Net increase in net
 assets . . . . . . .     56,367   39,848    28,792    129,418    37,436     88,903
Net assets at
 beginning of period      68,640   28,792         0    126,339    88,903          0
                        --------  -------   -------   --------  --------    -------
Net assets at end of
 period . . . . . . .   $125,007  $68,640   $28,792   $255,755  $126,339    $88,903
                        ========  =======   =======   ========  ========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                     FRONTIER CAPITAL APPRECIATION       EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                    --------------------------------   ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                    -----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $     (614)  $  5,054   $   (477)    $  1       $    57     $   285     $   (48)     $   48
 Net realized gain (loss) . . . .       23,061      8,970      6,683       (1)          (16)        (26)     (1,957)       (108)
 Net unrealized appreciation
  (depreciation) during the period        (840)    32,469      1,317      (48)         (303)       (147)      1,888         (19)
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net increase (decrease) in net
 assets resulting from operations       21,607     46,493      7,523      (48)         (262)        112        (117)        (79)
From policyholder transactions:
 Net premiums from policyholders            --    138,553    230,461       --            --          --          --          --
 Net benefits to policyholders  .           --    (70,647)   (78,775)      --            --          --          --          --
 Net increase in policy loans . .           --         --         --       --            --          --          --          --
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    2,237,913     67,906    151,686      777        16,757      14,437      32,816       5,532
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net increase in net assets  . . .    2,259,520    114,399    159,209      729        16,495      14,549      32,699       5,453
Net assets at beginning of period      273,608    159,209          0        0             0           0           0           0
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net assets at end of period . . .   $2,533,128   $273,608   $159,209     $729       $16,495     $14,549     $32,699      $5,453
                                    ==========   ========   ========     ====       =======     =======     =======      ======



---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      --------------------------------------------------------------------------
      Large Cap Growth  . . . . . .     1,110,523   $ 21,789,053   $ 29,089,283
      Sovereign Bond  . . . . . . .     6,771,659     67,673,435     67,185,725
      International Equities Index        311,263      5,008,102      4,843,434
      Small Cap Growth  . . . . . .       138,771      1,510,683      1,802,291
      International Balanced  . . .        18,907        201,451        210,332
      Mid Cap Growth  . . . . . . .        97,488      1,211,077      1,473,582
      Large Cap Value . . . . . . .       269,187      3,625,121      3,774,075
      Money Market  . . . . . . . .     4,724,271     47,242,706     47,242,706
      Mid Cap Value . . . . . . . .       496,463      6,834,611      6,049,829
      Diversified Mid Cap Growth  .       308,429      4,879,083      4,916,238
      Real Estate Equity  . . . . .       425,847      6,005,341      5,305,959
      Growth & Income . . . . . . .    13,745,190    204,200,346    267,925,840
      Managed . . . . . . . . . . .     6,309,777     86,765,615     98,661,041
      Short-Term Bond . . . . . . .        49,410        500,882        496,489
      Small Cap Value . . . . . . .       220,083      2,665,935      2,550,502
      International Opportunities .       342,354      3,914,392      4,181,723
      Equity Index  . . . . . . . .       409,419      6,509,168      7,247,833
      Strategic Bond  . . . . . . .        44,382        464,847        470,424
      Turner Core Growth  . . . . .         7,007         95,050        125,007
      Brandes International Equity         23,594        249,703        255,755
      Frontier Capital Appreciation       167,868      2,500,182      2,533,128
      Emerging Markets  . . . . . .           103            777            729
      Global Equity . . . . . . . .         1,681         16,798         16,495
      Bond Index  . . . . . . . . .         1,428         14,696         14,549
      Small/Mid Cap CORE  . . . . .         3,626         30,811         32,699
      High Yield Bond . . . . . . .           591          5,472          5,453

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:


                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      --------------------------------------------------------------------
      Large Cap Growth  . . . . . . . . . . .   $ 6,774,969   $ 1,312,334
      Sovereign Bond  . . . . . . . . . . . .    11,567,936     4,169,838
      International Equities Index  . . . . .     1,784,110       951,538
      Small Cap Growth  . . . . . . . . . . .       806,640       192,979
      International Balanced  . . . . . . . .       126,798        15,122
      Mid Cap Growth  . . . . . . . . . . . .       807,563       121,950
      Large Cap Value . . . . . . . . . . . .     2,359,015       396,146
      Money Market  . . . . . . . . . . . . .    56,538,955    21,551,247
      Mid Cap Value . . . . . . . . . . . . .     5,537,800       654,362
      Diversified Mid Cap Growth  . . . . . .     1,324,819       660,257
      Real Estate Equity  . . . . . . . . . .     2,869,843       824,508
      Growth & Income . . . . . . . . . . . .    42,879,493    10,719,822
      Managed . . . . . . . . . . . . . . . .    14,154,576     5,992,753
      Short-Term Bond . . . . . . . . . . . .       447,882        74,515
      Small Cap Value . . . . . . . . . . . .     1,649,871       274,967
      International Opportunities . . . . . .     3,882,937       396,009
      Equity Index  . . . . . . . . . . . . .     6,624,974     2,530,288
      Strategic Bond  . . . . . . . . . . . .       394,527        79,721
      Turner Core Growth  . . . . . . . . . .        42,112        11,211
      Brandes International Equity  . . . . .       151,328        31,092
      Frontier Capital Appreciation . . . . .     2,487,618       250,320
      Emerging Markets  . . . . . . . . . . .           785             7
      Global Equity . . . . . . . . . . . . .        17,047           233
      Bond Index  . . . . . . . . . . . . . .        17,026         2,304
      Small/Mid Cap CORE  . . . . . . . . . .        41,751         8,983
      High Yield Bond . . . . . . . . . . . .         6,547           967



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    23                                             30
account value. . . . .      7                                            25
attained age . . . . .      8                                              8
beneficiary. . . . . .    23                                             12
business day . . . . .    23                                               8
changing Option 1or 2     27                                               4
changing the face
 amount. . . . . . . .    13                                             11
charges. . . . . . . .      7                                              9
Code . . . . . . . . .    29                                             14
cost of insurance rates     8                                              5
date of issue. . . . .    25                                             25
death benefit. . . . .      3                                            25
deductions . . . . . .      7                                              4
dollar cost averaging.    10                                               2
expenses of the Trust.      9                                            16
face amount. . . . . .    12                                               6
fixed investment option   24                                               7
full surrender . . . .    11                                               2
fund . . . . . . . . .      2                                            23
grace period . . . . .      6                                              1
guaranteed death
 benefit feature . . .      6                                            12
Guaranteed Death
 Benefit Premium . . .      6                                            23
insurance charge . . .      8                                            11
insured person . . . .      4                                              8
investment options . .      1                                            11
John Hancock . . . . .    23                                               8
John Hancock Variable
 Series Trust  . . . .      2                                            29
lapse. . . . . . . . .      6                                            16
loan . . . . . . . . .    11                                             10

loan interest. . . . .    12                                               1

maximum premiums . . .      5                                            23

Minimum Initial Premium   24                                             11
minimum insurance
 amount. . . . . . . .    13                                               9

minimum premiums . . .      5                                              4

                           PROSPECTUS DATED MAY 3, 1999

                             MEDALLION VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by

           JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("JOHN HANCOCK")

                        JOHN HANCOCK LIFE SERVICING OFFICE
                        ----------------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117
                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by John Hancock and the following 27 variable investment options:

                  VARIABLE INVESTMENT OPTION                                      MANAGED BY
                  --------------------------                                      ----------
--------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income  . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index . . . . . . . . . . . . . . . . . . . . . . . .   State Street Global Advisors
  Large Cap Value  . . . . . . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . .                                          Neuberger Berman, LLC
  Mid Cap Growth . . . .                                         Janus Capital Corporation
  Real Estate Equity . .                                         Independence Investment Associates, Inc.
  Small/Mid Cap Growth.                                          Wellington Management Company, LLP
  Small/Mid Cap CORE . .                                         Goldman Sachs Asset Management
  Small Cap Value . . .                                          INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Global Equity . . . .  . . . . . . . . . . . . . . . . . .     Scudder Kemper Investments, Inc.
  International Balanced . . . . . . . . . . . . . . . . . .     Brinson Partners, Inc.
  International Equity Index . . . . . . . . . . . . . . . .     Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .    Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . . . . . . . . . . . . . . .    Montgomery Asset Management, LLC
  Short-Term Bond . . .                                          Independence Investment Associates, Inc.
  Bond Index . . . . . .                                         Mellon Bond Associates, LLP
  Sovereign Bond . . . . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Global Bond . . . . .  . . . . . . . . . . . . . . . . . .     J.P. Morgan Investment Management, Inc.
  High Yield Bond . . .                                          Wellington Management Company, LLP
  Money Market. . . . .                                          John Hancock Mutual Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .      Brandes Investment Partners, L.P.
  Turner Core Growth. .                                          Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .     Frontier Capital management Company, Inc.
  Enhanced U.S. Equity.                                          Franklin Portfolio Associates, LLC
--------------------------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the Trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 22.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 86.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Fund begin.

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                        Pages to See
--------
 .What is the policy?. . . . . . . . . . . . . . .               4
 .Who owns the policy?. . . . . . . . . . . . . .                4
 .How can I invest money in the policy?. . . . . .               4-5
 .Is there a minimum amount I must invest?. . . .                5-6
 .How will the value of my investment in the policy change over  7 time?. . . . . . . . . . . . . . . . . . . . . .
 .What charges will John Hancock deduct from my investment in the policy?. . . . . . . . . . . . . . . . . . .
                                                                7-9
 .What charges will the Series Funds deduct from my investment in the policy?. . . . . . . . . . . . . . . . . .
                                                                9
 .What other charges could John Hancock impose in the future?    10
 .How can I change my policy's investment allocations?           10-11
 .How can I access my investment in the policy?. .               11-12
 .How much will John Hancock pay when the insured person dies?   12-13
 .How can I change my policy's insurance coverage?               13-14
 .Can I cancel my policy after it's issued?. . . .               14
 .Can I choose the form in which John Hancock pays out policy    14
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can John Hancock vary the terms and conditions of its policies in particular cases?. . . . . .
                                                                15
 .How will my policy be treated for income tax purposes?         15
 .How do I communicate with John Hancock?. . . . .               15-16

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
29. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Mutual Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers amonf investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals taken from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will John Hancock pay when the insured person dies?" on page 12).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second modal processing date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 11.

 WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy years 1-7               26.0%

  Policy year 8                  21.7%

  Policy year 9                  17.3%

  Policy year 10                 13.0%

  Policy year 11                 8.7%

  Policy year 12                 4.3%

  Policy year 13 and later      0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed. . . . . . .         0.32%        0.05 %          0.37%              0.05%
Growth & Income. . .         0.25%        0.05 %          0.30%              0.05%
Equity Index. . . . .        0.14%        0.08 %          0.22%              0.08%
Large Cap Value . . .        0.74%        0.07 %                             0.07%
Large Cap Growth. . .       0.37%         0.05 %          0.42%              0.05%
Mid Cap Value. . . .         0.80%        0.05 %          0.85%              0.05%
Mid Cap Growth. . . .        0.85%        0.08 %        %                    0.08%
Real Estate Equity. .        0.60%        0.05 %         0.65%               0.05%
Small/Mid Cap Growth**
Small/Mid Cap CORE. .
Small Cap Value . . .        0.80%        0.07 %        %                    0.07%
Small Cap Growth. . .        0.75%        0.08 %         0.83%               0.08%
Global Equity. . . .
International Balanced       0.85%        0.10 %          0.95%              0.64%
International Equity
 Index. . . . . . . .        0.17%        0.10 %          0.27%             0.23%
International
 Opportunities. . . .       0.87%         0.10 %         0.97%              0.32%
Emerging Markets
 Equity. . . . . . .
Short-Term Bond. . .         0.30%        0.05%           0.35%
Bond Index. . . . . .
Sovereign Bond. . . .        0.25%        0.05 %          0.30%        0.05%
Global Bond** . . . .        0.69%        0.06 %        %                    0.06%
High Yield Bond. . .
Money Market. . . . .        0.25%        0.05 %          0.30%        0.05%


* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
 Bond was formerly "Strategic Bond."

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to M Fund, Inc.

                                                                                              Other     Total Fund  Other Operating
                                                                              Investment    Operating   Operating       Expenses
Fund Name                                                                   Management Fee   Expenses    Expenses        Absent
---------                                                                   --------------  ----------  ----------   Reimbursement*
                                                                                                                    ----------------
Brandes International Equity**  . . . . . . . . . . . . . . . . . . . . .       1.02%         0.25%       1.27%            %
Turner Core Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.45%         0.25%       0.70%             2.97%
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . .       0.90%         0.25%       1.15%            %
Enhanced U.S. Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       0.55%         0.25%       0.80%

* M Financial Investment Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Brandes International Equity was formerly "Edinburgh Overseas Equity."



 WHAT OTHER CHARGES COULD JOHN HANCOCK IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will John Hancock pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

     . In all later policy years - - 90% of your account value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the face amount of insurance coverage at any time. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage at any time, but only if:

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option 1 to Option 2 or vice-versa. However, if you change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

  Please read "Tax considerations" starting on page 29 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 1, or to the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JOHN HANCOCK PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 29.

 HOW DO I COMMUNICATE WITH JOHN HANCOCK?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the reduction in the M&E charge after the 15th policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .61%, and (2) an assumed average asset charge for all other operating expenses equivalent to an effective annual rate of .10%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         271          0          0            0
   2          1,636      100,000    100,000    100,000       663        738         815          0          0           72
   3          2,516      100,000    100,000    100,000     1,093      1,244       1,407          1        151          314
   4          3,439      100,000    100,000    100,000     1,507      1,763       2,050        414        670          958
   5          4,409      100,000    100,000    100,000     1,902      2,292       2,748        809      1,199        1,655
   6          5,428      100,000    100,000    100,000     2,279      2,832       3,506      1,186      1,740        2,413
   7          6,497      100,000    100,000    100,000     2,634      3,382       4,328      1,541      2,289        3,235
   8          7,620      100,000    100,000    100,000     2,968      3,940       5,220      2,074      3,046        4,326
   9          8,799      100,000    100,000    100,000     3,280      4,506       6,190      2,584      3,810        5,494
  10         10,037      100,000    100,000    100,000     3,575      5,089       7,258      3,278      4,792        6,961
  11         11,337      100,000    100,000    100,000     3,874      5,710       8,454      3,676      5,512        8,257
  12         12,702      100,000    100,000    100,000     4,151      6,343       9,765      4,052      6,245        9,666
  13         14,135      100,000    100,000    100,000     4,403      6,987      11,199      4,403      6,987       11,199
  14         15,640      100,000    100,000    100,000     4,627      7,639      12,770      4,627      7,639       12,770
  15         17,220      100,000    100,000    100,000     4,822      8,298      14,492      4,822      8,298       14,492
  16         18,879      100,000    100,000    100,000     4,987      8,964      16,382      4,987      8,964       16,382
  17         20,621      100,000    100,000    100,000     5,121      9,636      18,461      5,121      9,636       18,461
  18         22,450      100,000    100,000    100,000     5,215     10,308      20,743      5,215     10,308       20,743
  19         24,370      100,000    100,000    100,000     5,266     10,975      23,250      5,266     10,975       23,250
  20         26,387      100,000    100,000    100,000     5,279     11,643      26,016      5,279     11,643       26,016
  25         38,086      100,000    100,000    100,000     4,806     15,059      45,066      4,806     15,059       45,066
  30         53,018      100,000    100,000    100,000     3,307     18,600      77,894      3,307     18,600       77,894
  35         72,076           **    100,000    154,134        **     21,335     134,029         **     21,335      134,029
  40         96,398           **    100,000    238,973        **     21,508     227,593         **     21,508      227,593
  45        127,441           **    100,000    403,789        **     16,239     384,561         **     16,239      384,561




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         243          0          0            0
   2          1,636      100,000    100,000    100,000       610        681         755          0          0           12
   3          2,516      100,000    100,000    100,000     1,012      1,155       1,309          0         62          216
   4          3,439      100,000    100,000    100,000     1,397      1,638       1,909        304        545          816
   5          4,409      100,000    100,000    100,000     1,762      2,128       2,556        669      1,035        1,463
   6          5,428      100,000    100,000    100,000     2,108      2,626       3,257      1,016      1,534        2,164
   7          6,497      100,000    100,000    100,000     2,433      3,130       4,012      1,340      2,037        2,919
   8          7,620      100,000    100,000    100,000     2,735      3,638       4,828      1,841      2,744        3,934
   9          8,799      100,000    100,000    100,000     3,013      4,148       5,709      2,318      3,453        5,014
  10         10,037      100,000    100,000    100,000     3,275      4,672       6,676      2,978      4,376        6,379
  11         11,337      100,000    100,000    100,000     3,510      5,198       7,723      3,312      5,000        7,525
  12         12,702      100,000    100,000    100,000     3,717      5,723       8,857      3,618      5,624        8,759
  13         14,135      100,000    100,000    100,000     3,894      6,247      10,089      3,894      6,247       10,089
  14         15,640      100,000    100,000    100,000     4,041      6,767      11,426      4,041      6,767       11,426
  15         17,220      100,000    100,000    100,000     4,154      7,282      12,878      4,154      7,282       12,878
  16         18,879      100,000    100,000    100,000     4,231      7,788      14,458      4,231      7,788       14,458
  17         20,621      100,000    100,000    100,000     4,266      8,279      16,174      4,266      8,279       16,174
  18         22,450      100,000    100,000    100,000     4,252      8,748      18,037      4,252      8,748       18,037
  19         24,370      100,000    100,000    100,000     4,185      9,190      20,062      4,185      9,190       20,062
  20         26,387      100,000    100,000    100,000     4,055      9,594      22,261      4,055      9,594       22,261
  25         38,086      100,000    100,000    100,000     2,237     10,762      36,608      2,237     10,762       36,608
  30         53,018           **    100,000    100,000        **      9,213      59,531         **      9,213       59,531
  35         72,076           **    100,000    113,573        **      1,323      98,760         **      1,323       98,760
  40         96,398           **         **    172,279        **         **     164,075         **         **      164,075
  45        127,441           **         **    284,696        **         **     271,139         **         **      271,139




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,735    100,813       661        735         813          0          0           70
   3          2,516      101,089    101,239    101,402     1,089      1,239       1,402          0        146          309
   4          3,439      101,499    101,754    102,040     1,499      1,754       2,040        407        661          947
   5          4,409      101,890    102,277    102,730     1,890      2,277       2,730        797      1,185        1,637
   6          5,428      102,261    102,811    103,478     2,261      2,811       3,478      1,169      1,718        2,385
   7          6,497      102,610    103,350    104,286     2,610      3,350       4,286      1,517      2,257        3,193
   8          7,620      102,937    103,896    105,160     2,937      3,896       5,160      2,043      3,002        4,266
   9          8,799      103,239    104,446    106,105     3,239      4,446       6,105      2,543      3,751        5,410
  10         10,037      103,523    105,010    107,141     3,523      5,010       7,141      3,226      4,714        6,844
  11         11,337      103,809    105,609    108,297     3,809      5,609       8,297      3,612      5,411        8,099
  12         12,702      104,072    106,214    109,555     4,072      6,214       9,555      3,973      6,115        9,456
  13         14,135      104,307    106,824    110,923     4,307      6,824      10,923      4,307      6,824       10,923
  14         15,640      104,512    107,436    112,412     4,512      7,436      12,412      4,512      7,436       12,412
  15         17,220      104,686    108,048    114,031     4,686      8,048      14,031      4,686      8,048       14,031
  16         18,879      104,828    108,659    115,794     4,828      8,659      15,794      4,828      8,659       15,794
  17         20,621      104,937    109,268    117,716     4,937      9,268      17,716      4,937      9,268       17,716
  18         22,450      105,004    109,864    119,803     5,004      9,864      19,803      5,004      9,864       19,803
  19         24,370      105,024    110,443    122,070     5,024     10,443      22,070      5,024     10,443       22,070
  20         26,387      105,004    111,010    124,543     5,004     11,010      24,543      5,004     11,010       24,543
  25         38,086      104,347    113,678    140,921     4,347     13,678      40,921      4,347     13,678       40,921
  30         53,018      102,657    115,901    167,189     2,657     15,901      67,189      2,657     15,901       67,189
  35         72,076           **    116,267    208,609        **     16,267     108,609         **     16,267      108,609
  40         96,398           **    112,306    273,273        **     12,306     173,273         **     12,306      173,273
  45        127,441           **    100,757    374,698        **        757     274,698         **        757      274,698



---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216         242        0         0            0
   2          1,636      100,608   100,679    100,752      608       679         752        0         0            9
   3          2,516      101,008   101,150    101,304    1,008     1,150       1,304        0        57          211
   4          3,439      101,390   101,629    101,899    1,390     1,629       1,899      297       536          806
   5          4,409      101,751   102,114    102,539    1,751     2,114       2,539      658     1,022        1,447
   6          5,428      102,092   102,606    103,230    2,092     2,606       3,230    1,000     1,513        2,137
   7          6,497      102,411   103,100    103,972    2,411     3,100       3,972    1,318     2,007        2,880
   8          7,620      102,706   103,597    104,772    2,706     3,597       4,772    1,812     2,703        3,878
   9          8,799      102,975   104,093    105,630    2,975     4,093       5,630    2,280     3,398        4,934
  10         10,037      103,226   104,600    106,567    3,226     4,600       6,567    2,930     4,303        6,271
  11         11,337      103,450   105,104    107,577    3,450     5,104       7,577    3,252     4,906        7,379
  12         12,702      103,643   105,603    108,663    3,643     5,603       8,663    3,545     5,505        8,564
  13         14,135      103,806   106,097    109,834    3,806     6,097       9,834    3,806     6,097        9,834
  14         15,640      103,936   106,581    111,096    3,936     6,581      11,096    3,936     6,581       11,096
  15         17,220      104,030   107,053    112,454    4,030     7,053      12,454    4,030     7,053       12,454
  16         18,879      104,087   107,509    113,917    4,087     7,509      13,917    4,087     7,509       13,917
  17         20,621      104,099   107,941    115,488    4,099     7,941      15,488    4,099     7,941       15,488
  18         22,450      104,061   108,342    117,171    4,061     8,342      17,171    4,061     8,342       17,171
  19         24,370      103,968   108,704    118,974    3,968     8,704      18,974    3,968     8,704       18,974
  20         26,387      103,810   109,015    120,898    3,810     9,015      20,898    3,810     9,015       20,898
  25         38,086      101,841   109,465    132,568    1,841     9,465      32,568    1,841     9,465       32,568
  30         53,018           **   106,655    148,085       **     6,655      48,085       **     6,655       48,085
  35         72,076           **        **    167,070       **        **      67,070       **        **       67,070
  40         96,398           **        **    187,214       **        **      87,214       **        **       87,214
  45        127,441           **        **    201,231       **        **     101,231       **        **      101,231




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        271        0          0        0
   2          1,636      100,000   100,000    100,000      663        738        815        0          0        72
   3          2,516      100,000   100,000    100,000    1,093      1,244      1,407        1        151        314
   4          3,439      100,000   100,000    100,000    1,507      1,763      2,050      414        670        958
   5          4,409      100,000   100,000    100,000    1,902      2,292      2,748      809      1,199        1,655
   6          5,428      100,000   100,000    100,000    2,279      2,832      3,506    1,186      1,740        2,413
   7          6,497      100,000   100,000    100,000    2,634      3,382      4,328    1,541      2,289        3,235
   8          7,620      100,000   100,000    100,000    2,968      3,940      5,220    2,074      3,046        4,326
   9          8,799      100,000   100,000    100,000    3,280      4,506      6,190    2,584      3,810        5,494
  10         10,037      100,000   100,000    100,000    3,575      5,089      7,258    3,278      4,792        6,961
  11         11,337      100,000   100,000    100,000    3,874      5,710      8,454    3,676      5,512        8,257
  12         12,702      100,000   100,000    100,000    4,151      6,343      9,765    4,052      6,245        9,666
  13         14,135      100,000   100,000    100,000    4,403      6,987     11,199    4,403      6,987        11,199
  14         15,640      100,000   100,000    100,000    4,627      7,639     12,770    4,627      7,639        12,770
  15         17,220      100,000   100,000    100,000    4,822      8,298     14,492    4,822      8,298        14,492
  16         18,879      100,000   100,000    100,000    4,987      8,964     16,382    4,987      8,964        16,382
  17         20,621      100,000   100,000    100,000    5,121      9,636     18,461    5,121      9,636        18,461
  18         22,450      100,000   100,000    100,000    5,215     10,308     20,743    5,215     10,308        20,743
  19         24,370      100,000   100,000    100,000    5,266     10,975     23,250    5,266     10,975        23,250
  20         26,387      100,000   100,000    100,000    5,279     11,643     26,016    5,279     11,643        26,016
  25         38,086      100,000   100,000    100,000    4,806     15,059     45,066    4,806     15,059        45,066
  30         53,018      100,000   100,000    131,364    3,307     18,600     77,182    3,307     18,600        77,182
  35         72,076           **   100,000    195,082       **     21,335    128,886       **     21,335        128,886
  40         96,398           **   100,000    288,875       **     21,508    211,042       **     21,508        211,042
  45        127,441           **   100,000    430,797       **     16,239    341,199       **     16,239        341,199



---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        243        0          0           0
   2          1,636      100,000   100,000    100,000      610        681        755        0          0          12
   3          2,516      100,000   100,000    100,000    1,012      1,155      1,309        0         62         216
   4          3,439      100,000   100,000    100,000    1,397      1,638      1,909      304        545         816
   5          4,409      100,000   100,000    100,000    1,762      2,128      2,556      669      1,035       1,463
   6          5,428      100,000   100,000    100,000    2,108      2,626      3,257    1,016      1,534       2,164
   7          6,497      100,000   100,000    100,000    2,433      3,130      4,012    1,340      2,037       2,919
   8          7,620      100,000   100,000    100,000    2,735      3,638      4,828    1,841      2,744       3,934
   9          8,799      100,000   100,000    100,000    3,013      4,148      5,709    2,318      3,453       5,014
  10         10,037      100,000   100,000    100,000    3,275      4,672      6,676    2,978      4,376       6,379
  11         11,337      100,000   100,000    100,000    3,510      5,198      7,723    3,312      5,000       7,525
  12         12,702      100,000   100,000    100,000    3,717      5,723      8,857    3,618      5,624       8,759
  13         14,135      100,000   100,000    100,000    3,894      6,247     10,089    3,894      6,247      10,089
  14         15,640      100,000   100,000    100,000    4,041      6,767     11,426    4,041      6,767      11,426
  15         17,220      100,000   100,000    100,000    4,154      7,282     12,878    4,154      7,282      12,878
  16         18,879      100,000   100,000    100,000    4,231      7,788     14,458    4,231      7,788      14,458
  17         20,621      100,000   100,000    100,000    4,266      8,279     16,174    4,266      8,279      16,174
  18         22,450      100,000   100,000    100,000    4,252      8,748     18,037    4,252      8,748      18,037
  19         24,370      100,000   100,000    100,000    4,185      9,190     20,062    4,185      9,190      20,062
  20         26,387      100,000   100,000    100,000    4,055      9,594     22,261    4,055      9,594      22,261
  25         38,086      100,000   100,000    100,000    2,237     10,762     36,608    2,237     10,762      36,608
  30         53,018           **   100,000    101,295       **      9,213     59,515       **      9,213      59,515
  35         72,076           **   100,000    143,711       **      1,323     94,947       **      1,323      94,947
  40         96,398           **        **    200,624       **         **    146,569       **         **     146,569
  45        127,441           **        **    277,304       **         **    219,630       **         **     219,630




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 16.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of John Hancock ...............                   23
How we support the policy and investment options              23-24
Procedures for issuance of a policy.......                    24-25
Commencement of investment performance....                    25
How we process certain policy transactions                    25-27
Effects of policy loans...................                    27
Additional information about how certain policy charges work  27-28
How we market the policies................                    28-29
Tax considerations........................                    29-30
Reports that you will receive.............                    31
Voting privileges that you will have......                    31
Changes that John Hancock can make as to your policy          31-32
Adjustments we make to death benefits.....                    32
When we pay policy proceeds...............                    32-33
Other details about exercising rights and paying benefits     33
Year 2000 Issues..........................

Legal matters.............................                    33
Registration statement filed with the SEC.                    33
Accounting and actuarial experts..........                    33
Financial statements of John Hancock and the Account          33
List of Directors and Executive Officers of John Hancock      34

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a mutual life insurance company chartered in Massachusetts in 1862. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of the end of 1998, our assets were approximately $67 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Face amount increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from 1 to 2

 A change from Option 2 to Option 1 is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds the maximum amount you can borrow, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 28.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 29.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits"

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for

 FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:


   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)
   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)
   E. James Morton         Director, formerly Chairman of the Board and Chief
                           Executive Officer, John Hancock
   John M. Connors, Jr.    President and Chief Executive Officer and Director,
                           Hill, Holliday, Connors, Cosmopoulos, Inc.
                           (advertising).
   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock
   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)
   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt General, Inc.
                           (publishing)
   David F. D'Alessandro   President and Chief Operating Officer, John Hancock
   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electric utility).
   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).
   Foster L. Aborn         Vice Chairman of the Board, John Hancock
   Richard F. Syron        Chairman of the Board and Chief Executive Officer,
                           American Stock Exchange.
   Kathleen F. Feldstein   President, Economic Studies, Inc. (economic
                           consulting).
   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).
   Edward H. Linde         President and Chief Executive Officer, Boston
                           Properties, Inc. (real estate)
   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)




   Executive Officers
   ------------------
   Diane M. Capstaff         Executive Vice President
   Thomas E. Moloney         Executive Vice President
   Richard S. Scipione       General Counsel
   Barry J. Rubenstein       Vice President, Counsel and Secretary


  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                           December 31
                                                    -------------------------
                                                         1998          1997
                                                    --------------  -----------
                                                          (In millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $     23,353.0   $22,986.0
Stocks:
   Preferred  . . . . . . . . . . . . . . . . . .            844.7       640.6
   Common . . . . . . . . . . . . . . . . . . . .            269.3       256.9
   Investments in affiliates  . . . . . . . . . .          1,520.3     1,442.0
                                                    --------------  ----------
                                                           2,634.3     2,339.5
Mortgage loans on real estate--Note 6 . . . . . .          8,223.7     7,851.2
Real estate:
   Company occupied . . . . . . . . . . . . . . .            372.2       375.1
   Investment properties  . . . . . . . . . . . .          1,472.1     1,893.4
                                                    --------------  ----------
                                                           1,844.3     2,268.5
Policy loans  . . . . . . . . . . . . . . . . . .          1,573.8     1,577.3
Cash items:
   Cash in banks and offices  . . . . . . . . . .            241.5       176.0
   Temporary cash investments . . . . . . . . . .          1,107.4       548.8
                                                    --------------  ----------
                                                           1,348.9       724.8
Premiums due and deferred . . . . . . . . . . . .            253.4       222.3
Investment income due and accrued . . . . . . . .            527.5       505.8
Other general account assets  . . . . . . . . . .          1,156.6       948.6
Assets held in separate accounts  . . . . . . . .         17,447.0    16,021.7
                                                    --------------  ----------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . .   $     19,804.8   $19,206.6
  Policyholders' and beneficiaries' funds . . . .         14,216.9    13,985.1
  Dividends payable to policyholders  . . . . . .            449.1       399.7
  Policy benefits in process of payment . . . . .            111.4       115.5
  Other policy obligations  . . . . . . . . . . .            322.6       214.8
  Asset valuation reserve--Note 1 . . . . . . . .          1,289.6     1,165.7
  Federal income and other accrued taxes--Note 1             211.5        96.9
  Other general account obligations . . . . . . .          1,109.3     1,084.5
  Obligations related to separate accounts  . . .         17,458.6    16,019.1
                                                    --------------  ----------
TOTAL OBLIGATIONS . . . . . . . . . . . . . . . .         54,973.8    52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 . . . . . . . . . . . . .            450.0       450.0
  Special contingency reserve for group insurance            160.0       151.8
  General contingency reserve . . . . . . . . . .          2,778.7     2,556.0
                                                    --------------  ----------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . .          3,388.7     3,157.8
                                                    --------------  ----------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
 RESERVES . . . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 8,844.0     $ 7,371.6
  Net investment income--Note 4  . . . . . . . . .     2,956.2       2,856.1
  Other, net . . . . . . . . . . . . . . . . . . .       233.8         196.4
                                                     ---------    ----------
                                                      12,034.0      10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       582.9         737.4
     Accident and health benefits  . . . . . . . .        76.9         121.4
     Annuity benefits  . . . . . . . . . . . . . .     1,612.4       1,668.2
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,712.4       6,293.1
     Matured endowments  . . . . . . . . . . . . .        20.7          21.0
                                                     ---------    ----------
                                                       9,005.3       8,841.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,106.7        (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       290.7         278.3
     Home office and general expenses  . . . . . .       529.0         493.0
  Payroll, state premium and miscellaneous taxes .        52.0          49.9
                                                     ---------    ----------
                                                      10,983.7       9,539.7
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) . . .     1,050.3         884.4
Dividends to policyholders . . . . . . . . . . . .       446.0         398.2
Federal income tax (credit) expense--Note 1  . . .        (2.8)         18.9
                                                     ---------    ----------
                                                         448.8         417.1
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES)  . . . . . . . . .       607.1         467.3
Net realized capital gains (losses)--Note 5  . . .         0.7         (89.8)
                                                     ---------    ----------
        NET INCOME . . . . . . . . . . . . . . . .       607.8         377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $  (214.5)    $    58.6
  Valuation reserve changes--Note 1  . . . . . . .         0.0           1.4
  Prior years' federal income taxes  . . . . . . .       (25.5)        (35.6)
  Other reserves and adjustments, net  . . . . . .      (136.9)       (100.2)
                                                     ---------    ----------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       230.9         301.7
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,157.8       2,856.1
                                                     ---------    ----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,388.7     $ 3,157.8
                                                     =========    ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  8,945.5    $  7,518.8
  Net investment income  . . . . . . . . . . . . .      2,952.8       2,988.7
  Benefits to policyholders and beneficiaries  . .     (9,190.4)     (9,030.3)
  Dividends paid to policyholders  . . . . . . . .       (396.6)       (394.0)
  Insurance expenses and taxes . . . . . . . . . .       (874.4)       (828.6)
  Net transfers from separate accounts . . . . . .        131.1         832.7
  Other, net . . . . . . . . . . . . . . . . . . .       (181.7)       (720.9)
                                                     ----------   -----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      1,386.3         366.4
                                                     ----------   -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (12,403.6)    (18,003.6)
  Bond sales . . . . . . . . . . . . . . . . . . .      8,447.8      13,541.1
  Bond maturities and scheduled redemptions  . . .      2,537.7       2,927.6
  Bond prepayments . . . . . . . . . . . . . . . .      1,202.7       1,096.3
  Stock purchases  . . . . . . . . . . . . . . . .       (623.2)     (1,125.7)
  Proceeds from stock sales  . . . . . . . . . . .        378.4         921.7
  Real estate purchases  . . . . . . . . . . . . .       (147.6)       (243.0)
  Real estate sales  . . . . . . . . . . . . . . .        630.5         444.5
  Other invested assets purchases  . . . . . . . .       (185.3)       (171.1)
  Proceeds from the sale of other invested assets         120.5         109.3
  Mortgage loans issued  . . . . . . . . . . . . .     (1,978.5)     (1,165.8)
  Mortgage loan repayments . . . . . . . . . . . .      1,575.6       1,176.9
  Other, net . . . . . . . . . . . . . . . . . . .        (38.6)       (333.8)
                                                     ----------   -----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .       (483.6)       (825.6)
                                                     ----------   -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .        (75.0)        (16.4)
  Repayment of REMIC notes payable . . . . . . . .       (203.6)       (216.3)
                                                     ----------   -----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .       (278.6)       (232.7)
                                                     ----------   -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .        624.1        (691.9)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .        724.8       1,416.7
                                                     ----------   -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,348.9    $    724.8
                                                     ==========   ===========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1998     December 31, 1997
                                   --------------------  --------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  -----------
                                                 (In millions)
Guaranteed investment contracts    $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies  . . . . . .        42.7       44.7       40.9        42.1
                                   ---------  ---------  ---------  ----------
                                   $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                   =========  =========  =========  ==========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                1998     1997
                                                               ------  --------
                                                               (In millions)
Investment expenses  . . . . . . . . . . . . . . . . . . . .   $317.5   $339.6
Interest expense . . . . . . . . . . . . . . . . . . . . . .     44.3     57.9
Depreciation on real estate and other invested assets  . . .     41.6     76.6
Real estate and other investment taxes . . . . . . . . . . .     60.1     61.5
                                                               ------  -------
                                                               $463.5   $535.6
                                                               ======  =======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                              1998      1997
                                                            --------  ---------
                                                             (In millions)
Net gains from asset sales and foreclosures . . . . . . .   $ 303.3    $ 63.4
Capital gains tax . . . . . . . . . . . . . . . . . . . .    (171.7)    (84.1)
Net capital gains transferred to the IMR  . . . . . . . .    (130.9)    (69.1)
                                                            -------   -------
  Net Realized Capital Gains (Losses) . . . . . . . . . .   $   0.7    $(89.8)
                                                            =======   =======



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                            1998        1997
                                                           --------  ----------
                                                             (In millions)
Net (losses) gains from changes in security values and
 book value adjustments  . . . . . . . . . . . . . . . .   $ (90.6)   $ 159.5
Increase in asset valuation reserve  . . . . . . . . . .    (123.9)    (100.9)
                                                           -------    -------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments. . . . . . . . . . . . . . . . . . . . .   $(214.5)   $  58.6
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1998           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9     $  0.0     $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9        0.0          96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4        8.2         285.7
Corporate securities  . . . .    18,155.4    1,567.7      294.4      19,428.7
Mortgage-backed securities  .     4,723.4      181.2        5.2       4,899.4
                                ---------  ----------    ------    ----------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1     $307.8     $24,839.3
                                =========  ==========    ======    ==========




          December 31, 1997
          -----------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   258.9  $    9.3  $  0.0   $   268.2
Obligations of states and political
 subdivisions. . . . . . . . . . .         149.6      16.3     0.0       165.9
Debt securities issued by foreign
 governments. . . . . . . . . . . .        259.7      53.2     0.1       312.8
Corporate securities . . . . . . . .    17,336.1   1,485.9   113.4    18,708.6
Mortgage-backed securities . . . . .     4,981.7     115.9    28.3     5,069.3
                                       ---------  --------  ------  ----------
  Total bonds. . . . . . . . . . .     $22,986.0  $1,680.6  $141.8   $24,524.8
                                       =========  ========  ======  ==========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value       Value
                                                          ---------  -----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $ 1,569.1   $ 1,622.2
Due after one year through five years . . . . . . . . .     5,597.3     5,922.5
Due after five years through ten years  . . . . . . . .     5,335.6     5,666.5
Due after ten years . . . . . . . . . . . . . . . . . .     6,127.6     6,728.7
                                                          ---------  ----------
                                                           18,629.6    19,939.9
Mortgage-backed securities  . . . . . . . . . . . . . .     4,723.4     4,899.4
                                                          ---------  ----------
                                                          $23,353.0   $24,839.3
                                                          =========  ==========



Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                   Year ended December 31
                                               ------------------------------
                                                        1998             1997
                                               -----------------------  -------
                                                       (In millions)
Expected . . . . . . . . . . . . . . . . . .   $                  22.5   $33.8
Actual . . . . . . . . . . . . . . . . . . .                      11.6    24.9



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement          Geographic           Statement
     Property Type           Value          Concentration            Value
    --------------       -------------      -------------       ---------------
                         (In millions)                           (In millions)
Apartments . . . . . .     $1,722.7     East North Central  .      $1,164.3
Hotels . . . . . . . .        283.2     East South Central  .         137.1
Industrial . . . . . .        894.9     Middle Atlantic . . .       1,408.5
Office buildings . . .      2,094.0     Mountain  . . . . . .         345.0
Retail . . . . . . . .      1,589.6     New England . . . . .         791.1
1-4 Family . . . . . .          6.4     Pacific . . . . . . .       1,848.7
Agricultural . . . . .      1,298.3     South Atlantic  . . .       1,531.3
Other  . . . . . . . .        334.6     West North Central  .         287.5
                                        West South Central  .         602.2
                                        Other . . . . . . . .         108.0
                         -------------                          -------------
                           $8,223.7                                $8,223.7
                         =============                          =============

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                             December 31
                                                            --------------
                                                             1998     1997
                                                            ------  --------
                                                            (In millions)
     Reinsurance recoverables . . . . . . . . . . . . . .   $18.6    $12.5
     Funds withheld from reinsurers . . . . . . . . . . .    49.5     35.1



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The changes in benefit obligation and plan assets are summarized as follows:


                                      Year ended December 31
                            -------------------------------------------
                               Pension Benefits        Other Benefits
                            -----------------------   -----------------
                               1998         1997       1998      1997
                            -----------  -----------  --------  --------
                                           (In millions)
Change in benefit
 obligation:
Benefit obligation at
 beginning of year  . . .    $1,704.0     $1,582.3    $ 381.0   $ 400.5
Service cost  . . . . . .        32.8         30.7        6.8       8.5
Interest cost . . . . . .       115.5        109.3       24.4      25.5
Actuarial loss/(gain) . .        55.5         77.5      (16.8)    (22.2)
Benefits paid . . . . . .       (99.4)       (95.8)     (28.5)    (31.3)
Benefit obligation at end
 of year  . . . . . . . .     1,808.4      1,704.0      366.9     381.0


Change in plan assets:
Fair value of plan assets
 at beginning of year . .     1,995.5      1,787.6      172.7     132.4
Actual return of plan
 assets . . . . . . . . .       296.1        295.5       39.9      31.0
Employer contribution . .        10.0          8.2        2.6       9.3
Benefits paid . . . . . .       (99.4)       (95.8)       0.0       0.0
Fair value of plan assets
 at end of year . . . . .     2,202.2      1,995.5      215.2     172.7

Funded status . . . . . .       393.8        291.5     (151.7)   (208.3)
Unrecognized actuarial
 loss . . . . . . . . . .      (292.0)      (219.6)    (163.0)   (127.1)
Unrecognized prior service
 cost . . . . . . . . . .        23.1         29.6       17.8      19.7
Unrecognized net
 transition (asset)
 obligation . . . . . . .       (23.9)       (35.5)     294.3     315.2
                            ---------    ---------    -------   -------
Net amount recognized . .    $  101.0     $   66.0    $  (2.6)  $  (0.5)
                            =========    =========    =======   =======



The assumptions used in accounting for the benefit plans were as follows:


                                        Year ended December 31
                              ----------------------------------------
                                  Pension Benefits       Other Benefits
                              -----------------------   ---------------
                                 1998         1997       1998     1997
                              -----------  -----------  -------  -------
Discount rate . . . . . . .      6.75%        7.00%      6.75%    7.00%
Expected return on plan
 assets . . . . . . . . . .      8.50%        8.50%      8.50%    8.50%
Rate of compensation
 increase . . . . . . . . .      4.56%        4.77%      4.00%    4.00%



For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net periodic benefit (credit) cost includes the following components:


                                             Year Ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   ------------------------  ---------------
                                      1998         1997       1998      1997
                                   -----------  -----------  -------  ---------
                                                 (in millions)
Service cost . . . . . . . . . .    $  32.7      $  30.7     $  6.8    $  8.5
Interest cost  . . . . . . . . .      115.5        109.3       24.4      25.5
Expected return on plan assets .     (165.5)      (147.9)     (39.9)    (31.0)
Amortization of transition
 (asset) obligation  . . . . . .      (11.6)       (11.7)      20.9      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        6.5          6.6        1.9       1.9
Recognized actuarial (gain) loss       (2.6)        (1.0)      19.0      15.0
                                   --------     --------     ------   -------
   Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (25.0)     $ (14.0)    $ 33.1    $ 40.8
                                   ========     ========     ======   =======



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                  1-Percentage Point  1-Percentage Point
                                       Increase            Decrease
                                  ------------------  ------------------
                                              (In millions)
Effect on total of service and
 interest costs . . . . . . . .         $ 2.9              $ (2.5)
Effect on postretirement benefit
 obligations. . . . . . . . . .          28.7               (25.9)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                         Number of Contracts/             Assets (Liabilities)
                           Notional Amounts              1998                 1997
                        ---------------------   ---------------------   ----------------
                                                 Carrying     Fair      Carrying   Fair
                           1998        1997       Value       Value      Value    Value
                        ----------  ----------  ----------  ----------  --------  -------
                                                 ($ In millions)
Futures contracts to
 sell securities  . .      11,286       3,733     $(3.1)     $  (3.1)   $ (2.5)   $ (2.5)
Futures contracts to
 acquire securities .       1,464       1,359      (0.3)        (0.3)      1.2       1.2
Interest rate swap
 agreements . . . . .    $7,684.0    $7,254.7        --       (159.1)       --     (58.3)
Interest rate cap
 agreements . . . . .       115.0       115.0       0.4          0.4       0.6       0.6
Interest rate floor
 agreements . . . . .       125.0       125.0       0.7          0.7       0.4       0.4
Interest rate swaption
 agreements . . . . .         0.0        34.2        --          0.0        --       0.0
Currency rate swap
 agreements . . . . .     2,881.5       221.5        --         16.2        --      (9.7)
Equity collar
 agreements . . . . .          --          --      28.6         28.6     (14.1)    (14.1)



Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999. . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.0
2000. . . . . . . . . . . . . . . . . . . . . . . . . . .           16.5
2001. . . . . . . . . . . . . . . . . . . . . . . . . . .           13.5
2002. . . . . . . . . . . . . . . . . . . . . . . . . . .           10.0
2003. . . . . . . . . . . . . . . . . . . . . . . . . . .            5.9
Thereafter. . . . . . . . . . . . . . . . . . . . . . . .            7.5
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $72.4
                                                                   =====



NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
   With market value adjustment  . . . . . . . .      $   792.0          2.0%
   At book value less surrender charge . . . . .        2,773.8          7.1
                                                      ---------        -----
      Total with adjustment  . . . . . . . . . .        3,565.8          9.1
   Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .        3,782.8          9.8
   Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .       14,809.7         38.1
Not subject to discretionary withdrawal:
   General account . . . . . . . . . . . . . . .       15,375.2         39.6
   Separate accounts . . . . . . . . . . . . . .        1,301.5          3.4
                                                      ---------        -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .       38,835.0        100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .           (0.1)
                                                      ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .      $38,834.9
                                                      =========



Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--CONTINUED

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                            December 31
                          ---------------------------------------------
                                   1998                    1997
                          ---------------------   ---------------------
                           Carrying     Fair       Carrying     Fair
                            Amount      Value       Amount      Value
                          ----------  ----------  ----------  ----------
                                          (In millions)
Assets
   Bonds--Note 6  . . .   $23,353.0   $24,839.3   $22,986.0   $24,524.8
   Preferred
    stocks--Note 6  . .       844.7       832.4       640.6       695.8
   Common stocks--Note 6      269.3       269.3       256.9       256.9
   Mortgage loans on
    real estate--Note 6     8,223.7     8,619.7     7,851.2     8,215.9
   Policy loans--Note 1     1,573.8     1,573.8     1,577.3     1,577.3
   Cash and cash
    equivalents--Note 1     1,348.9     1,348.9       724.8       724.8
Liabilities
   Guaranteed investment
    contracts--Note 1 .    12,666.9    12,599.7    11,499.4    11,516.8
   Fixed rate deferred
    and immediate
    annuities--Note 1 .     4,375.0     4,412.2     4,289.1     4,290.4
   Supplementary
    contracts without
    life contingencies--
    Note 1  . . . . . .        42.7        44.7        40.9        42.1
Derivatives assets
 (liabilities) relating
 to:--Note 10
Futures contracts . . .        (3.4)       (3.4)       (1.3)       (1.3)
Interest rate swaps . .          --      (159.1)         --       (58.3)
Currency rate swaps . .          --        16.2          --        (9.7)
Interest rate caps  . .         0.4         0.4         0.6         0.6
Interest rate floors  .         0.7         0.7         0.4         0.4
Equity collar agreements       28.6        28.6       (14.1)      (14.1)
Commitments--Note 13  .          --     1,114.2          --     1,332.3



The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. historically, the first two digits were hardcoded to save memory.

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High-Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts February 10, 1999

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                     LARGE CAP    SOVEREIGN   INTERNATIONAL  SMALL CAP   INTERNATIONAL     MID CAP      LARGE CAP
                                      GROWTH        BOND      EQUITY INDEX     GROWTH       BALANCED        GROWTH        VALUE
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                    -----------  -----------  -------------  ----------  --------------  ------------  ------------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at value  $29,089,283  $67,185,725   $4,843,434    $1,802,291  $      210,332  $  1,473,582   $3,774,075
Investments in shares of
 portfolios of M Fund Inc., at
 value. . . . . . . . . . . . . .            --           --           --            --              --            --           --
Policy loans and accrued interest
 receivable . . . . . . . . . . .     1,968,975    9,925,170      263,940            --              --            --           --
Receivable from:
 John Hancock Variable Series
  Trust I . . . . . . . . . . . .        21,267        7,561          763         2,331           1,855         2,479        8,037
 M Fund Inc.  . . . . . . . . . .            --           --           --            --              --            --           --
                                    -----------  -----------   ----------    ----------  --------------  ------------   ----------
Total assets  . . . . . . . . . .    31,079,525   77,118,456    5,108,137     1,804,622         212,187     1,476,061    3,782,112
LIABILITIES
Payable to John Hancock Mutual
 Life Insurance Company . . . . .        20,777        6,369          683         2,302           1,852         2,456        7,975
Asset charges payable . . . . . .           490        1,192           80            29               3            23           62
                                    -----------  -----------   ----------    ----------  --------------  ------------   ----------
Total liabilities . . . . . . . .        21,267        7,561          763         2,331           1,855         2,479        8,037
                                    -----------  -----------   ----------    ----------  --------------  ------------   ----------
Net assets  . . . . . . . . . . .   $31,058,258  $77,110,895   $5,107,374    $1,802,291  $      210,332  $  1,473,582   $3,774,075
                                    ===========  ===========   ==========    ==========  ==============  ============   ==========




                                                                  DIVERSIFIED
                                            MONEY      MID CAP      MID CAP    REAL ESTATE    GROWTH &
                                           MARKET       VALUE       GROWTH       EQUITY        INCOME       MANAGED
                                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                         -----------  ----------  -----------  -----------  ------------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . .   $47,242,706  $6,049,829  $4,916,238   $5,305,959   $267,925,840  $ 98,661,041
Investments in shares of portfolios of
 M Fund Inc., at value . . . . . . . .            --          --          --           --             --            --
Policy loans and accrued interest
 receivable. . . . . . . . . . . . . .     2,027,110          --          --      225,050     29,167,555    12,154,307
Receivable from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . .     2,757,264       2,873       1,517        3,585         96,540        63,052
 M Fund Inc. . . . . . . . . . . . . .            --          --          --           --             --            --
                                         -----------  ----------  ----------   ----------   ------------  ------------
Total assets . . . . . . . . . . . . .    52,027,080   6,052,702   4,917,755    5,534,594    297,189,935   110,878,400
LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company . . . . . . . . . .     2,757,795       2,775       1,439        3,498         91,946        62,013
Asset charges payable  . . . . . . . .           754          98          78           88          4,593         1,724
                                         -----------  ----------  ----------   ----------   ------------  ------------
Total liabilities  . . . . . . . . . .     2,758,549       2,873       1,517        3,586         96,539        63,737
                                         -----------  ----------  ----------   ----------   ------------  ------------
Net assets . . . . . . . . . . . . . .   $49,268,531  $6,049,829  $4,916,238   $5,531,008   $297,093,396  $110,814,663
                                         ===========  ==========  ==========   ==========   ============  ============

                                          SHORT-TERM
                                             BOND
                                          SUBACCOUNT
                                         ------------
ASSETS
Investments in shares of portfolios of     $496,489
 John Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . .
Investments in shares of portfolios of           --
 M Fund Inc., at value . . . . . . . .
Policy loans and accrued interest                --
 receivable. . . . . . . . . . . . . .
Receivable from:
 John Hancock Variable Series                    76
  Trust I  . . . . . . . . . . . . . .
 M Fund Inc. . . . . . . . . . . . . .           --
                                           --------
Total assets . . . . . . . . . . . . .      496,565
LIABILITIES
Payable to John Hancock Mutual Life              68
 Insurance Company . . . . . . . . . .
Asset charges payable  . . . . . . . .            8
                                           --------
Total liabilities  . . . . . . . . . .           76
                                           --------
Net assets . . . . . . . . . . . . . .     $496,489
                                           ========



See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1998


                                                                             TURNER        BRANDES
                        SMALL CAP   INTERNATIONAL    EQUITY    STRATEGIC      CORE      INTERNATIONAL
                          VALUE     OPPORTUNITIES    INDEX        BOND       GROWTH        EQUITY
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  -------------  ----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $2,550,502   $4,181,723    $7,247,833   $470,424    $     --      $     --
Investments in shares
 of portfolios of M
 Fund Inc.,
 at value . . . . . .           --           --            --         --     125,007       255,755
Policy loans and
 accrued interest
 receivable . . . . .           --           --            --         --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        4,417        2,936        13,979      4,071           2             4
 M Fund Inc.  . . . .           --           --            --         --          --            --
                        ----------   ----------    ----------   --------    --------      --------
Total assets  . . . .    2,554,919    4,184,659     7,261,812    474,495     125,009       255,759
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance
 Company  . . . . . .        4,376        2,867        13,860      4,063          --            --
Asset charges payable           41           68           119          8           2             4
                        ----------   ----------    ----------   --------    --------      --------
Total liabilities . .        4,417        2,935        13,979      4,071           2             4
                        ----------   ----------    ----------   --------    --------      --------
Net assets  . . . . .   $2,550,502   $4,181,724    $7,247,833   $470,424    $125,007      $255,755
                        ==========   ==========    ==========   ========    ========      ========




                          FRONTIER     EMERGING                             SMALL/
                          CAPITAL      MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                        APPRECIATION    EQUITY      EQUITY      INDEX        CORE         BOND
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $       --      $729      $16,495     $14,549     $32,699       $5,453
Investments in shares
 of portfolios of M
 Fund Inc.,
 at value . . . . . .     2,533,128        --           --          --          --           --
Policy loans and
 accrued interest
 receivable . . . . .            --        --           --          --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .            41        --           --          --           1           --
 M Fund Inc.  . . . .            --        --           --          --          --           --
                         ----------      ----      -------     -------     -------       ------
Total assets  . . . .     2,533,169       729       16,495      14,549      32,700        5,453
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance
 Company  . . . . . .            --        --           --          --          --           --
Asset charges payable            41        --           --          --           1           --
                         ----------      ----      -------     -------     -------       ------
Total liabilities . .            41         0            0           0           1            0
                         ----------      ----      -------     -------     -------       ------
Net assets  . . . . .    $2,533,128      $729      $16,495     $14,549     $32,699       $5,453
                         ==========      ====      =======     =======     =======       ======



See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 LARGE CAP GROWTH                      SOVEREIGN BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------  -------------------------------------
                           1998        1997        1996        1998         1997          1996
                        ----------  ----------  ----------  -----------  -----------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $2,836,032  $1,686,429  $1,905,476  $5,266,576   $4,454,173    $ 3,765,421
  M Fund Inc. . . . .           --          --          --          --           --             --
 Interest income on
  policy loans  . . .      128,186     103,747      83,974     727,807      696,074        678,580
                        ----------  ----------  ----------  ----------   ----------    -----------
Total investment
 income . . . . . . .    2,964,218   1,790,176   1,989,450   5,994,383    5,150,247      4,444,001
Expenses:
 Mortality and expense
  risks . . . . . . .      143,859      99,710      69,829     415,570      370,612        325,346
                        ----------  ----------  ----------  ----------   ----------    -----------
Net investment income    2,820,359   1,690,466   1,919,621   5,578,813    4,779,635      4,118,655
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      433,509     292,430     145,304    (142,628)    (230,607)      (169,158)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,558,660   2,142,494       3,756    (102,600)   1,277,686     (1,418,707)
                        ----------  ----------  ----------  ----------   ----------    -----------
Net realized and
 unrealized gain
 (loss) on investments   4,992,169   2,434,924     149,060    (245,228)   1,047,079     (1,587,865)
                        ----------  ----------  ----------  ----------   ----------    -----------
Net increase in net
 assets resulting from
 operations . . . . .   $7,812,528  $4,125,390  $2,068,681  $5,333,585   $5,826,714    $ 2,530,790
                        ==========  ==========  ==========  ==========   ==========    ===========




                             INTERNATIONAL EQUITY             SMALL CAP GROWTH
                                  SUBACCOUNT                     SUBACCOUNT
                        ------------------------------  ----------------------------
                          1998      1997        1996      1998      1997       1996*
                        --------  ----------  --------  ---------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $743,339  $ 195,240   $ 42,110  $     --   $   436    $   160
  M Fund Inc. . . . .         --         --         --        --        --         --
 Interest income on
  policy loans  . . .     17,802     15,746     13,158        --        --         --
                        --------  ---------   --------  --------   -------    -------
Total investment
 income . . . . . . .    761,141    210,986     55,268        --       436        160
Expenses:
 Mortality and expense
  risks . . . . . . .     26,542     24,261     19,834     8,233     4,231        538
                        --------  ---------   --------  --------   -------    -------
Net investment income
 (loss) . . . . . . .    734,599    186,725     35,434    (8,233)   (3,795)      (378)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     52,891     50,829     25,854    21,741     6,475       (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     13,239   (463,778)   217,574   204,674    92,108     (5,174)
                        --------  ---------   --------  --------   -------    -------
Net realized and
 unrealized gain
 (loss) on investments    66,130   (412,949)   243,428   226,415    98,583     (5,864)
                        --------  ---------   --------  --------   -------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $800,729  $(226,224)  $278,862  $218,182   $94,788    $(6,242)
                        ========  =========   ========  ========   =======    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                          INTERNATIONAL BALANCED                 MID CAP GROWTH
                                SUBACCOUNT                         SUBACCOUNT
                        ---------------------------  -------------------------------------
                          1998      1997     1996*       1998        1997         1996*
                        --------  ---------  ------  ------------  ---------  ---------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 12,240  $  3,972   $  734  $    130,303  $     --    $        411
  M Fund Inc. . . . .         --        --       --            --        --              --
 Interest income on
  policy loans  . . .         --        --       --            --        --              --
                        --------  --------   ------  ------------  --------    ------------
Total investment
 income . . . . . . .     12,240     3,972      734       130,303        --             411
Expenses:
 Mortality and expense
  risks . . . . . . .        826       392       81         5,242     2,164             292
                        --------  --------   ------  ------------  --------    ------------
Net investment income
 (loss) . . . . . . .     11,414     3,580      653       125,061    (2,164)            199
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      1,050       429        9        26,192     5,866             (17)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     12,294    (4,312)     899       193,946    66,874           1,684
                        --------  --------   ------  ------------  --------    ------------
Net realized and
 unrealized gain
 (loss) on investments    13,344    (3,883)     908       220,138    72,740           1,667
                        --------  --------   ------  ------------  --------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 24,758  $   (303)  $1,561  $    345,199  $ 70,576    $      1,786
                        ========  ========   ======  ============  ========    ============




                             LARGE CAP VALUE                  MONEY MARKET
                                SUBACCOUNT                     SUBACCOUNT
                        --------------------------  --------------------------------
                          1998      1997    1996*      1998       1997        1996
                        --------  --------  ------  ----------  --------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $185,232  $ 57,265  $2,056  $2,249,510  $641,356   $1,073,915
  M Fund Inc. . . . .                   --      --          --        --           --
 Interest income on
  policy loans  . . .         --        --      --     154,162   148,802      160,206
                        --------  --------  ------  ----------  --------   ----------
Total investment
 income . . . . . . .    185,232    57,265   2,056   2,403,672   790,158    1,234,121
Expenses:
 Mortality and expense
  risks . . . . . . .     15,356     3,303     218     263,735    81,437      134,461
                        --------  --------  ------  ----------  --------   ----------
Net investment income    169,876    53,962   1,838   2,139,937   708,721    1,099,660
Net realized and
 unrealized gain on
 investments:
 Net realized gain  .     68,953    17,858     588          --        --           --
 Net unrealized
  appreciation during
  the period  . . . .     64,132    80,036   4,787          --        --           --
                        --------  --------  ------  ----------  --------   ----------
Net realized and
 unrealized gain on
 investments. . . . .    133,085    97,894   5,375          --        --           --
                        --------  --------  ------  ----------  --------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $302,961  $151,856  $7,213  $2,139,937  $708,721   $1,099,660
                        ========  ========  ======  ==========  ========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                         DIVERSIFIED MID CAP
                                                            SUBACCOUNT                                  GROWTH
                                                 ----------------------------------  --------------------------------------------
                                                     1998          1997     1996*        1998           1997             1996
                                                 --------------  --------  --------  -------------  --------------  ---------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . .   $      53,920   $150,951  $  5,010  $      93,281  $     407,765    $     114,600
  M Fund Inc.  . . . . . . . . . . . . . . . .              --         --        --             --             --               --
 Interest income on policy loans . . . . . . .              --         --        --             --             --               --
                                                 -------------   --------  --------  -------------  -------------    -------------
Total investment income  . . . . . . . . . . .          53,920    150,951     5,010         93,281        407,765          114,600
Expenses:
 Mortality and expense risks . . . . . . . . .          34,857      7,632       572         26,942         22,030           10,841
                                                 -------------   --------  --------  -------------  -------------    -------------
Net investment income  . . . . . . . . . . . .          19,063    143,319     4,438         66,339        385,735          103,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . . . .          74,634     10,646     8,413         33,249        276,956           81,916
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .        (944,401)   145,409    14,211        126,465       (477,912)         264,010
                                                 -------------   --------  --------  -------------  -------------    -------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . .        (869,767)   156,055    22,624        159,714       (200,956)         345,926
                                                 -------------   --------  --------  -------------  -------------    -------------
Net increase (decrease) in net assets resulting
 from
 operations  . . . . . . . . . . . . . . . . .   $    (850,704)  $299,374  $ 27,062  $     226,053  $     184,779    $     449,685
                                                 =============   ========  ========  =============  =============    =============




                              REAL ESTATE EQUITY                     GROWTH & INCOME
                                  SUBACCOUNT                           SUBACCOUNT
                        --------------------------------  -------------------------------------
                           1998         1997      1996       1998         1997          1996
                        ------------  --------  --------  -----------  -----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   343,976   $330,296  $177,243  $26,306,209  $25,377,474   $18,406,284
  M Fund Inc. . . . .            --         --        --           --           --            --
 Interest income on
  policy loans  . . .        17,260     15,261    13,041    1,996,131    1,728,054     1,562,266
                        -----------   --------  --------  -----------  -----------   -----------
Total investment
 income . . . . . . .       361,236    345,557   190,284   28,302,340   27,105,528    19,968,550
Expenses:
 Mortality and expense
  risks . . . . . . .        33,890     25,420    16,931    1,466,469    1,136,268       842,055
                        -----------   --------  --------  -----------  -----------   -----------
Net investment income       327,346    320,137   173,353   26,835,871   25,969,260    19,126,495
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .       158,205    181,015    39,891    3,223,935    1,982,518       820,430
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (1,546,717)   165,392   637,301   32,918,552   18,247,212     4,555,481
                        -----------   --------  --------  -----------  -----------   -----------
Net realized and
 unrealized gain
 (loss) on investments   (1,388,512)   346,407   677,192   36,142,487   20,229,730     5,375,911
                        -----------   --------  --------  -----------  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,061,166)  $666,544  $850,545  $62,978,358  $46,198,990   $24,502,406
                        ===========   ========  ========  ===========  ===========   ===========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                       MANAGED                          SHORT-TERM BOND
                                      SUBACCOUNT                           SUBACCOUNT
                        -------------------------------------   --------------------------------
                           1998         1997         1996         1998        1997         1996
                        -----------  -----------  ------------  ---------  -----------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 9,347,788  $ 7,891,222  $ 8,705,892   $ 27,350   $1,036,747    $201,830
  M Fund Inc. . . . .                         --           --         --           --          --
 Interest income on
  policy loans  . . .       854,487      768,231      705,413         --           --          --
                        -----------  -----------  -----------   --------   ----------    --------
Total investment
 income . . . . . . .    10,202,275    8,659,453    9,411,305     27,350    1,036,747     201,830
Expenses:
 Mortality and expense
  risks . . . . . . .       577,276      497,030      426,946      2,680      121,572      15,305
                        -----------  -----------  -----------   --------   ----------    --------
Net investment income     9,624,999    8,162,423    8,984,359     24,670      915,175     186,525
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       791,245      437,661      230,806        265      (27,616)        577
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     6,629,458    4,941,061   (2,103,918)    (4,247)     226,435     225,129
                        -----------  -----------  -----------   --------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    7,420,703    5,378,722   (1,873,112)    (3,982)     198,819     225,706
                        -----------  -----------  -----------   --------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $17,045,702  $13,541,145  $ 7,111,247   $ 20,688   $1,113,994    $412,231
                        ===========  ===========  ===========   ========   ==========    ========




                              SMALL CAP VALUE           INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  -----------------------------
                          1998        1997     1996*     1998       1997        1996*
                        ----------  ---------  ------  ---------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  12,675   $ 95,844   $1,653  $ 33,443   $  5,284     $  482
  M Fund Inc. . . . .          --         --       --        --         --         --
 Interest income on
  policy loans  . . .          --         --       --        --         --         --
                        ---------   --------   ------  --------   --------     ------
Total investment
 income . . . . . . .      12,675     95,844    1,653    33,443      5,284        482
Expenses:
 Mortality and expense
  risks . . . . . . .      11,853      3,270      128    21,581      1,697        295
                        ---------   --------   ------  --------   --------     ------
Net investment income         822     92,574    1,525    11,862      3,587        187
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      29,257     19,812       11    33,474      3,191         57
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (105,331)   (12,804)   2,702   272,314    (12,223)     7,271
                        ---------   --------   ------  --------   --------     ------
Net realized and
 unrealized gain
 (loss) on investments    (76,074)     7,008    2,713   305,788     (9,032)     7,328
                        ---------   --------   ------  --------   --------     ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (75,252)  $ 99,582   $4,238  $317,650   $ (5,445)    $7,515
                        =========   ========   ======  ========   ========     ======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                EQUITY INDEX                STRATEGIC BOND
                                 SUBACCOUNT                   SUBACCOUNT
                        -----------------------------  ------------------------
                           1998       1997     1996*    1998     1997     1996*
                        ----------  --------  -------  -------  -------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,267  $ 54,601  $ 4,958  $19,628  $ 9,400   $  539
  M Fund Inc. . . . .                     --       --       --       --       --
 Interest income on
  policy loans  . . .           --        --       --       --       --       --
                        ----------  --------  -------  -------  -------   ------
Total investment
 income . . . . . . .      185,267    54,601    4,958   19,628    9,400      539
Expenses:
 Mortality and expense
  risks . . . . . . .       27,141     5,346      287    1,979      658       30
                        ----------  --------  -------  -------  -------   ------
Net investment income      158,126    49,255    4,671   17,649    8,742      509
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      443,879    14,525      620    3,991      348       36
 Net unrealized
  appreciation
  (depreciation)
  during the period .      585,673   146,714    6,278    4,308    1,260        8
                        ----------  --------  -------  -------  -------   ------
Net realized and
 unrealized gain
 (loss) on investments   1,029,552   161,239    6,898    8,299    1,608       44
                        ----------  --------  -------  -------  -------   ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,187,678  $210,494  $11,569  $25,948  $10,350   $  553
                        ==========  ========  =======  =======  =======   ======




                           TURNER CORE GROWTH      BRANDES INTERNATIONAL EQUITY
                               SUBACCOUNT                   SUBACCOUNT
                        ------------------------  -----------------------------
                         1998     1997    1996*     1998      1997       1996*
                        -------  -------  ------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I . . . . . .  $    --  $    --  $   --  $    --   $    --     $    --
  M Fund Inc. . . . .     2,231    6,373     958   14,444     1,796         510
 Interest income on
  policy loans . . . .       --       --      --       --        --          --
                        -------  -------  ------  -------   -------     -------
Total investment
 income. . . . . . .      2,231    6,373     958   14,444     1,796         510
Expenses:
 Mortality and expense
  risks. . . . . . .        565      301      83    1,158       684         173
                        -------  -------  ------  -------   -------     -------
Net investment income     1,666    6,072     875   13,286     1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     2,780      839      48      600       888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    22,686    6,487     784    8,581    (1,473)     (1,056)
                        -------  -------  ------  -------   -------     -------
Net realized and
 unrealized gain
 (loss) on investments   25,466    7,326     832    9,181      (585)     (1,147)
                        -------  -------  ------  -------   -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $27,132  $13,398  $1,707  $22,467   $   527     $  (810)
                        =======  =======  ======  =======   =======     =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                      FRONTIER CAPITAL APPRECIATION      EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                     ------------------------------    ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                     ----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . . .    $    --     $    --    $   --      $  1        $ 117       $ 296      $    --       $  50
  M Fund Inc.  . . . . . . . . . .     12,832       6,463        --        --           --          --           --          --
 Interest income on policy loans .         --          --        --        --           --          --           --          --
                                      -------     -------    ------      ----        -----       -----      -------       -----
Total investment income  . . . . .     12,832       6,463        --         1          117         296           --          50
Expenses:
 Mortality and expense risks . . .     13,446       1,409       477         0           60          11           48           2
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net investment income  . . . . . .       (614)      5,054      (477)        1           57         285          (48)         48
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . .     23,061       8,970     6,683        (1)         (16)        (26)      (1,957)       (108)
 Net unrealized appreciation
  (depreciation) during the period       (840)     32,469     1,317       (48)        (303)       (147)       1,888         (19)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net realized and unrealized gain
 (loss) on investments . . . . . .     22,221      41,439     8,000       (48)        (319)       (173)         (69)       (127)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net increase (decrease) in net
 assets resulting from operations     $21,607     $46,493    $7,523      $(48)       $(262)      $ 112      $  (117)      $ (79)
                                      =======     =======    ======      ====        =====       =====      =======       =====



---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           LARGE CAP GROWTH                          SOVEREIGN BOND
                                                              SUBACCOUNT                               SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1998         1997          1996          1998          1997           1996
                                                -----------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $ 2,820,359  $ 1,690,466   $ 1,919,621   $ 5,578,813   $ 4,779,635    $ 4,118,655
 Net realized gain (loss) . . . . . . . . . .       433,509      292,430       145,304      (142,628)     (230,607)      (169,158)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     4,558,660    2,142,494         3,756      (102,600)    1,277,686     (1,418,707)
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .     7,812,528    4,125,390     2,068,681     5,333,585     5,826,714      2,530,790
From policyholder transactions:
 Net premiums from policyholders  . . . . . .            --    5,387,401     4,588,842            --    10,001,325     12,282,665
 Net benefits to policyholders  . . . . . . .            --   (3,728,476)   (3,100,493)           --    (8,526,521)    (8,373,358)
 Net increase in policy loans . . . . . . . .            --      326,883       174,445            --       474,983        344,564
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .     3,053,614    1,985,808     1,662,794     2,064,425     1,949,787      4,253,871
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net increase in net assets  . . . . . . . . .    10,866,142    6,111,198     3,731,475     7,398,010     7,776,501      6,784,661
Net assets at beginning of period . . . . . .    20,192,116   14,080,918    10,349,443    69,712,885    61,936,384     55,151,723
                                                -----------  -----------   -----------   -----------   -----------    -----------
Net assets at end of period . . . . . . . . .   $31,058,258  $20,192,116   $14,080,918   $77,110,895   $69,712,885    $61,936,384
                                                ===========  ===========   ===========   ===========   ===========    ===========




                                 INTERNATIONAL EQUITY                   SMALL CAP GROWTH
                                      SUBACCOUNT                           SUBACCOUNT
                        -------------------------------------   ---------------------------------
                           1998        1997          1996          1998        1997        1996*
                        ----------  ------------  ------------  -----------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  734,599  $   186,725   $    35,434   $   (8,233)  $  (3,795)   $   (378)
 Net realized gain
  (loss). . . . . . .       52,891       50,829        25,854       21,741       6,475        (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       13,239     (463,778)      217,574      204,674      92,108      (5,174)
                        ----------  -----------   -----------   ----------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      800,729     (226,224)      278,862      218,182      94,788      (6,242)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --    1,504,962     1,691,043           --     809,492     276,720
 Net benefits to
  policyholders . . .           --   (1,091,126)   (1,137,159)          --    (199,118)    (13,425)
 Net increase in
  policy loans  . . .           --       13,761        47,823           --          --          --
                        ----------  -----------   -----------   ----------   ---------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      141,969      427,597       601,707      621,894     610,374     263,295
                        ----------  -----------   -----------   ----------   ---------    --------
Net increase in net
 assets . . . . . . .      942,698      201,373       880,569      840,076     705,162     257,053
Net assets at
 beginning of period     4,164,676    3,963,303     3,082,734      962,215     257,053           0
                        ----------  -----------   -----------   ----------   ---------    --------
Net assets at end of
 period . . . . . . .   $5,107,374  $ 4,164,676   $ 3,963,303   $1,802,291   $ 962,215    $257,053
                        ==========  ===========   ===========   ==========   =========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                     INTERNATIONAL BALANCED                         MID CAP GROWTH
                                                           SUBACCOUNT                                 SUBACCOUNT
                                             -------------------------------------   -------------------------------------------
                                                 1998          1997        1996*        1998          1997             1996*
                                             ------------  -------------  ---------  -----------  --------------  -----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $     11,414  $      3,580   $    653   $   125,061  $      (2,164)   $          119
 Net realized gain (loss)  . . . . . . . .          1,050           429          9        26,192          5,866               (17)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .         12,294        (4,312)       899       193,946         66,874             1,684
                                             ------------  ------------   --------   -----------  -------------    --------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .         24,758          (303)     1,561       345,199         70,576             1,786
From policyholder transactions:
 Net premiums from policyholders . . . . .             --        62,380     32,725            --        457,341           172,848
 Net benefits to policyholders . . . . . .             --        (9,531)    (1,520)           --       (125,239)           (9,482)
 Net increase in policy loans  . . . . . .             --            --         --            --             --                --
                                             ------------  ------------   --------   -----------  -------------    --------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .       100,2622        52,849     31,205       560,553        332,102           163,366
                                             ------------  ------------   --------   -----------  -------------    --------------
Net increase in net assets . . . . . . . .        125,020        52,546     32,766       905,752        402,678           165,152
Net assets at beginning of period  . . . .         85,312        32,766          0       567,830        165,152                 0
                                             ------------  ------------   --------   -----------  -------------    --------------
Net assets at end of period  . . . . . . .   $    210,322  $     85,312   $ 32,766   $ 1,473,582  $     567,830    $      165,152
                                             ============  ============   ========   ===========  =============    ==============




                                 LARGE CAP VALUE                          MONEY MARKET
                                    SUBACCOUNT                             SUBACCOUNT
                        ---------------------------------   ---------------------------------------
                           1998        1997       1996*        1998         1997            1996
                        ----------  -----------  ---------  -----------  ------------  ---------------
Increase in net assets
 from operations:
 Net investment income
  (loss). . . . . . .   $  169,876  $   53,962   $  1,838   $ 2,139,937  $   708,721    $  1,099,660
 Net realized gain
  (loss). . . . . . .       68,953      17,858        588            --           --              --
 Net unrealized
  appreciation
  (depreciation)
  during the period .       64,132      80,036      4,787            --           --              --
                        ----------  ----------   --------   -----------  -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      302,961     151,856      7,213     2,139,937      708,721       1,099,660
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --   1,506,756    107,940            --   11,210,536      34,216,886
 Net benefits to
  policyholders . . .           --     (85,021)   (10,621)           --   (9,620,370)    (44,096,427)
 Net increase
  (decrease) in policy
  loans . . . . . . .           --          --         --            --      103,247        (134,332)
                        ----------  ----------   --------   -----------  -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .    1,792,991   1,421,735     97,319    32,643,354    1,693,413     (10,013,873)
                        ----------  ----------   --------   -----------  -----------    ------------
Net increase
 (decrease) in net
 assets . . . . . . .    2,095,952   1,573,591    104,532    34,783,291    2,402,134      (8,914,213)
Net assets at
 beginning of period     1,678,123     104,532          0    14,485,240   12,083,106      20,997,319
                        ----------  ----------   --------   -----------  -----------    ------------
Net assets at end of
 period . . . . . . .   $3,774,075  $1,678,123   $104,532   $49,268,531  $14,485,240    $ 12,083,106
                        ==========  ==========   ========   ===========  ===========    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         MID CAP VALUE                         DIVERSIFIED MID CAP GROWTH
                                                          SUBACCOUNT                                   SUBACCOUNT
                                           -----------------------------------------   -----------------------------------------
                                              1998          1997           1996*           1998          1997            1996
                                           ------------  ------------  --------------  ------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . .   $    19,063   $   143,319   $       4,438   $     66,339  $    385,735    $    103,759
 Net realized gain . . . . . . . . . . .        74,634        10,646           8,413         33,249       276,956          81,916
 Net unrealized appreciation
  (depreciation) during the period . . .      (944,401)      145,409          14,211        126,465      (477,912)        264,010
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .      (850,704)      299,374          27,062        226,053       184,779         449,685
From policyholder transactions:
 Net premiums from policyholders . . . .            --     1,620,752         284,225             --     2,554,133       2,077,582
 Net benefits to policyholders . . . . .            --      (112,395)        (82,860)            --    (1,628,677)       (497,713)
 Net increase in policy loans  . . . . .            --            --              --             --            --              --
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . .     4,864,375     1,508,357         201,365        598,224       925,456       1,579,869
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net increase in net assets . . . . . . .     4,013,671     1,807,731         228,427        824,277     1,110,235       2,029,554
Net assets at beginning of period  . . .     2,036,158       228,427               0      4,091,961     2,981,726         952,172
                                           -----------   -----------   -------------   ------------  ------------    ------------
Net assets at end of period  . . . . . .   $ 6,049,829   $ 2,036,158   $     228,427   $  4,916,238  $  4,091,961    $  2,981,726
                                           ===========   ===========   =============   ============  ============    ============




                                                       REAL ESTATE EQUITY                           GROWTH & INCOME
                                                           SUBACCOUNT                                  SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1998          1997          1996           1998          1997            1996
                                             ------------  ------------  ------------  ------------  -------------  ---------------
                                             --------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $   327,346   $   320,137   $   173,353   $ 26,835,871  $ 25,969,260    $ 19,126,495
 Net realized gain (loss)  . . . . . . . .       158,205       181,015        39,891      3,223,935     1,982,518         820,430
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,546,717)      165,392       637,301     32,918,552    18,247,212       4,555,481
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .    (1,061,166)      666,544       850,545     62,978,358    46,198,990      24,502,406
From policyholder transactions:
 Net premiums from policyholders . . . . .            --     1,748,132     1,161,434             --    30,351,780      32,903,369
 Net benefits to policyholders . . . . . .            --    (1,218,783)   (1,008,266)            --   (24,619,851)    (21,130,764)
 Net increase in policy loans  . . . . . .            --        34,311        33,973             --     3,346,307       1,965,133
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     1,717,464       563,660       187,141      9,130,987     9,078,236      13,737,738
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net increase in net assets . . . . . . . .       656,298     1,230,204     1,037,686     72,109,345    55,277,226      38,240,144
Net assets at beginning of period  . . . .     4,874,710     3,644,506     2,606,820    224,984,051   169,706,825     131,466,681
                                             -----------   -----------   -----------   ------------  ------------    ------------
Net assets at end of period  . . . . . . .   $ 5,531,008   $ 4,874,710   $ 3,644,506   $297,093,396  $224,984,051    $169,706,825
                                             ===========   ===========   ===========   ============  ============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MANAGED                                  SHORT-TERM BOND
                                                          SUBACCOUNT                                  SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1998           1997           1996           1998           1997           1996
                                          -------------  -------------  -------------  -------------  -------------  --------------
                                          -----------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $  9,624,999   $  8,162,423   $  8,984,359   $     24,670   $    915,175    $   186,525
 Net realized gain (loss) . . . . . . .        791,245        437,661        230,806            265        (27,616)           577
 Net unrealized appreciation
  (depreciation) during the period  . .      6,629,458      4,941,061     (2,103,918)        (4,247)       226,435        225,129
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from
 operations . . . . . . . . . . . . . .     17,045,702     13,541,145      7,111,247         20,688      1,113,994        412,231
From policyholder transactions:
 Net premiums from policyholders  . . .             --     13,194,907     14,481,195             --        116,602     24,721,092
 Net benefits to policyholders  . . . .             --    (14,539,295)   (12,942,967)            --    (26,168,835)      (147,655)
 Net increase in policy loans . . . . .             --      1,257,640        719,880             --             --             --
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .       (288,954)       (86,748)     2,258,108        348,698    (26,052,233)    24,573,437
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets .     16,756,748     13,454,397      9,369,355        369,386    (24,938,239)    24,985,668
Net assets at beginning of period . . .     94,057,915     80,603,518     71,234,163        127,103     25,065,342         79,674
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $110,814,663   $ 94,057,915   $ 80,603,518   $    496,489   $    127,103    $25,065,342
                                          ============   ============   ============   ============   ============    ===========




                                 SMALL CAP VALUE              INTERNATIONAL OPPORTUNITIES
                                   SUBACCOUNT                          SUBACCOUNT
                        ---------------------------------   -------------------------------
                           1998         1997       1996*       1998       1997       1996*
                        -----------  -----------  --------  ----------  ---------  -----------
                        ----------------------------------------------------------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      822   $   92,574   $ 1,525   $   11,862  $  3,587    $    187
 Net realized gain  .       29,257       19,812        11       33,474     3,191          57
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (105,331)     (12,804)    2,702      272,314   (12,223)      7,271
                        ----------   ----------   -------   ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (75,252)      99,582     4,238      317,650    (5,445)      7,515
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --    1,224,547    63,825           --   295,915     141,907
 Net benefits to
  policyholders . . .           --     (137,364)   (3,155)          --   (46,736)     (4,149)
 Net increase in
  policy loans  . . .           --           --        --           --        --          --
                        ----------   ----------   -------   ----------  --------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    1,374,081    1,087,183    60,670    3,475,067   249,179     137,758
                        ----------   ----------   -------   ----------  --------    --------
Net increase in net
 assets . . . . . . .    1,298,829    1,186,765    64,908    3,792,717   243,734     145,273
Net assets at
 beginning of period     1,251,673       64,908         0      389,007   145,273           0
                        ----------   ----------   -------   ----------  --------    --------
Net assets at end of
 period . . . . . . .   $2,550,502   $1,251,673   $64,908   $4,181,724  $389,007    $145,273
                        ==========   ==========   =======   ==========  ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   EQUITY INDEX                    STRATEGIC BOND
                                    SUBACCOUNT                       SUBACCOUNT
                        ---------------------------------   ----------------------------
                           1998        1997       1996*       1998      1997       1996*
                        ----------  -----------  ---------  --------  ---------  ----------
                        -------------------------------------------------------------------
Increase in net assets
 from operations:
 Net investment income  $  158,126  $   49,255   $  4,671   $ 17,649  $  8,742    $   509
 Net realized gain  .      443,879      14,525        620      3,991       348         36
 Net unrealized
  appreciation during
  the period  . . . .      585,673     146,714      6,278      4,308     1,260          8
                        ----------  ----------   --------   --------  --------    -------
Net increase in net
 assets resulting from
 operations . . . . .    1,187,678     210,494     11,569     25,948    10,350        553
From policyholder
 transactions:
 Net premiums from
  policyholders . . .           --   1,827,052    234,122         --   161,548     13,347
 Net benefits to
  policyholders . . .           --    (149,826)    (9,816)        --   (37,799)      (682)
 Net increase in
  policy loans  . . .           --          --         --         --        --         --
                        ----------  ----------   --------   --------  --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    3,936,560   1,677,226    224,306    297,159   123,749     12,665
                        ----------  ----------   --------   --------  --------    -------
Net increase in net
 assets . . . . . . .    5,124,238   1,887,720    235,875    323,107   134,099     13,218
Net assets at
 beginning of period     2,123,595     235,875          0    147,317    13,218          0
                        ----------  ----------   --------   --------  --------    -------
Net assets at end of
 period . . . . . . .   $7,247,833  $2,123,595   $235,875   $470,424  $147,317    $13,218
                        ==========  ==========   ========   ========  ========    =======




                             TURNER CORE GROWTH       BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   -----------------------------
                          1998     1997      1996*      1998      1997       1996*
                        --------  --------  --------  --------  ---------  ----------
                        -------------------------------------------------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  1,666  $ 6,072   $   875   $ 13,286  $  1,112    $   337
 Net realized gain
  (loss). . . . . . .      2,780      839        48        600       888        (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     22,686    6,487       784      8,581    (1,473)    (1,056)
                        --------  -------   -------   --------  --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     27,132   13,398     1,707     22,467       527       (810)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .         --   33,658    28,147         --    82,259     91,573
 Net benefits to
  policyholders . . .         --   (7,208)   (1,062)        --   (45,350)    (1,860)
 Net increase in
  policy loans  . . .         --       --        --         --        --         --
                        --------  -------   -------   --------  --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     29,234   26,450    27,085    106,951    36,909     89,713
                        --------  -------   -------   --------  --------    -------
Net increase in net
 assets . . . . . . .     56,367   39,848    28,792    129,418    37,436     88,903
Net assets at
 beginning of period      68,640   28,792         0    126,339    88,903          0
                        --------  -------   -------   --------  --------    -------
Net assets at end of
 period . . . . . . .   $125,007  $68,640   $28,792   $255,755  $126,339    $88,903
                        ========  =======   =======   ========  ========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                     FRONTIER CAPITAL APPRECIATION       EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                    --------------------------------   ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                    -----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $     (614)  $  5,054   $   (477)    $  1       $    57     $   285     $   (48)     $   48
 Net realized gain (loss) . . . .       23,061      8,970      6,683       (1)          (16)        (26)     (1,957)       (108)
 Net unrealized appreciation
  (depreciation) during the period        (840)    32,469      1,317      (48)         (303)       (147)      1,888         (19)
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net increase (decrease) in net
 assets resulting from operations       21,607     46,493      7,523      (48)         (262)        112        (117)        (79)
From policyholder transactions:
 Net premiums from policyholders            --    138,553    230,461       --            --          --          --          --
 Net benefits to policyholders  .           --    (70,647)   (78,775)      --            --          --          --          --
 Net increase in policy loans . .           --         --         --       --            --          --          --          --
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    2,237,913     67,906    151,686      777        16,757      14,437      32,816       5,532
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net increase in net assets  . . .    2,259,520    114,399    159,209      729        16,495      14,549      32,699       5,453
Net assets at beginning of period      273,608    159,209          0        0             0           0           0           0
                                    ----------   --------   --------     ----       -------     -------     -------      ------
Net assets at end of period . . .   $2,533,128   $273,608   $159,209     $729       $16,495     $14,549     $32,699      $5,453
                                    ==========   ========   ========     ====       =======     =======     =======      ======



---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      --------------------------------------------------------------------------
      Large Cap Growth  . . . . . .     1,110,523   $ 21,789,053   $ 29,089,283
      Sovereign Bond  . . . . . . .     6,771,659     67,673,435     67,185,725
      International Equities Index        311,263      5,008,102      4,843,434
      Small Cap Growth  . . . . . .       138,771      1,510,683      1,802,291
      International Balanced  . . .        18,907        201,451        210,332
      Mid Cap Growth  . . . . . . .        97,488      1,211,077      1,473,582
      Large Cap Value . . . . . . .       269,187      3,625,121      3,774,075
      Money Market  . . . . . . . .     4,724,271     47,242,706     47,242,706
      Mid Cap Value . . . . . . . .       496,463      6,834,611      6,049,829
      Diversified Mid Cap Growth  .       308,429      4,879,083      4,916,238
      Real Estate Equity  . . . . .       425,847      6,005,341      5,305,959
      Growth & Income . . . . . . .    13,745,190    204,200,346    267,925,840
      Managed . . . . . . . . . . .     6,309,777     86,765,615     98,661,041
      Short-Term Bond . . . . . . .        49,410        500,882        496,489
      Small Cap Value . . . . . . .       220,083      2,665,935      2,550,502
      International Opportunities .       342,354      3,914,392      4,181,723
      Equity Index  . . . . . . . .       409,419      6,509,168      7,247,833
      Strategic Bond  . . . . . . .        44,382        464,847        470,424
      Turner Core Growth  . . . . .         7,007         95,050        125,007
      Brandes International Equity         23,594        249,703        255,755
      Frontier Capital Appreciation       167,868      2,500,182      2,533,128
      Emerging Markets  . . . . . .           103            777            729
      Global Equity . . . . . . . .         1,681         16,798         16,495
      Bond Index  . . . . . . . . .         1,428         14,696         14,549
      Small/Mid Cap CORE  . . . . .         3,626         30,811         32,699
      High Yield Bond . . . . . . .           591          5,472          5,453

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:


                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      --------------------------------------------------------------------
      Large Cap Growth  . . . . . . . . . . .   $ 6,774,969   $ 1,312,334
      Sovereign Bond  . . . . . . . . . . . .    11,567,936     4,169,838
      International Equities Index  . . . . .     1,784,110       951,538
      Small Cap Growth  . . . . . . . . . . .       806,640       192,979
      International Balanced  . . . . . . . .       126,798        15,122
      Mid Cap Growth  . . . . . . . . . . . .       807,563       121,950
      Large Cap Value . . . . . . . . . . . .     2,359,015       396,146
      Money Market  . . . . . . . . . . . . .    56,538,955    21,551,247
      Mid Cap Value . . . . . . . . . . . . .     5,537,800       654,362
      Diversified Mid Cap Growth  . . . . . .     1,324,819       660,257
      Real Estate Equity  . . . . . . . . . .     2,869,843       824,508
      Growth & Income . . . . . . . . . . . .    42,879,493    10,719,822
      Managed . . . . . . . . . . . . . . . .    14,154,576     5,992,753
      Short-Term Bond . . . . . . . . . . . .       447,882        74,515
      Small Cap Value . . . . . . . . . . . .     1,649,871       274,967
      International Opportunities . . . . . .     3,882,937       396,009
      Equity Index  . . . . . . . . . . . . .     6,624,974     2,530,288
      Strategic Bond  . . . . . . . . . . . .       394,527        79,721
      Turner Core Growth  . . . . . . . . . .        42,112        11,211
      Brandes International Equity  . . . . .       151,328        31,092
      Frontier Capital Appreciation . . . . .     2,487,618       250,320
      Emerging Markets  . . . . . . . . . . .           785             7
      Global Equity . . . . . . . . . . . . .        17,047           233
      Bond Index  . . . . . . . . . . . . . .        17,026         2,304
      Small/Mid Cap CORE  . . . . . . . . . .        41,751         8,983
      High Yield Bond . . . . . . . . . . . .         6,547           967



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    23                                             25
account value. . . . .      7                                              8
attained age . . . . .      8                                            12
beneficiary. . . . . .    23                                               8
business day . . . . .    23                                               4
changing Option 1or 2.    27                                             11
changing the face
 amount. . . . . . . .    13                                               9
charges. . . . . . . .      7                                            14
Code . . . . . . . . .    29                                               5
cost of insurance rates     8                                            25
date of issue. . . . .    25                                             25
death benefit. . . . .      3                                              4
deductions . . . . . .      7                                              2
dollar cost averaging.    10                                             16
expenses of the Series
 Funds . . . . . . . .      9                                              6
face amount. . . . . .    12                                               7
fixed investment option   24                                               2

full surrender . . . .    11

fund . . . . . . . . .      2
grace period . . . . .      6                                              1
guaranteed death
 benefit feature . . .      6                                            12
Guaranteed Death
 Benefit Premium . . .      6                                            23
insurance charge . . .      8                                            11
insured person . . . .      4                                              8
investment options . .      1                                            11
John Hancock . . . . .    23                                               8
John Hancock Variable
 Series Trust  . . . .      2                                            29
lapse. . . . . . . . .      6                                            16
loan . . . . . . . . .    11                                             10

loan interest. . . . .    12                                               1

maximum premiums . . .      5                                            23

Minimum Initial Premium   24                                             11
minimum insurance
 amount. . . . . . . .    13                                               9

minimum premiums . . .      5                                              4
modified endowment
 contract. . . . . . .    30

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectuses consisting of ___ and ___ pages, respectively.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

1.A.(1) John Hancock Board Resolution establishing the separate account included in Post-Effective Amendment No. 1 to the registration statement of this Account, filed in April, 1995.

    (2)   Not Applicable

    (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of sales commissions included in Exhibit 1. A. (3) (a) above.

    (4)   Not Applicable

    (5) Form of flexible premium variable life insurance policy included in the initial registration statement of this Account on this Form S-6, filed March 18, 1994.

    (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company, previously filed electronically on April 19, 1996.

    (7)   Not Applicable.

    (8)   Not Applicable.

    (9)   Not Applicable.

    (10) Form of application for Policy, previously filed electronically on April 19, 1996.

2.  Included as exhibit 1.A (5) above

3. Opinion and consent of counsel as to securities being registered included in Pre-Effective Amendment No. 1 to the registration statement of this Account on this Form S-6, filed August 30, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary.

7.  Consent of independent auditors, (Filed herewith).

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-3(T)(b)(12)(iii), previously filed electronically on April 19, 1996.

9. Power of attorney for Robert J. Tarr, previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley, previously filed electronically on April 19, 1996.

10. Representations, Description and Undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940, included in Pre-Effective Amendment No. 1 to the registration statement of this Account on this Form S-6, filed August 30, 1994.

11. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b) (Filed herewith).

-------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                              JOHN HANCOCK MUTUAL LIFE
                              INSURANCE COMPANY

(SEAL)
                                         /s/ Stephen L. Brown

                         By              STEPHEN L. BROWN
                                         ------------------
                                           Stephen L. Brown
                                            Chairman of the
                                             Board

         /s/ Ronald J. Bocage

Attest:  Ronald J. Bocage
         ----------------------
           Vice President and
                 Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                 TITLE                            DATE
  ---------                 -----                            ----



                          Executive Vice President
/s/ Thomas E. Moloney     and Chief Financial Officer
                          (Principal Financial Officer
THOMAS E. MOLONEY         and Acting Principal Accounting
-----------------         Officer)
Thomas E. Moloney                                         April 29, 1999


/s/ Stephen L. Brown      Chairman of the Board and
                          Chief Executive Officer
STEPHEN L. BROWN          (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                          April 29, 1999





FOR: Foster L. Aborn       Vice Chairman of the Board
     David F. D'Alessandro President and Chief Operating
                           Officer


     Nelson S. Gifford         Director  E. James Morton         Director
     John M. Connors           Director  Joan T. Bok             Director
     Robert J. Tarr, Jr.       Director  Robert E. Fast          Director
     I. MacAllister Booth      Director  Samuel W. Bodman        Director
     Michael C. Hawley         Director  Kathleen F. Feldstein   Director
                                         Richard F. Syron        Director
                                         Wayne A. Budd           Director
                                         Edward H. Linde         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                          On behalf of the Registrant

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)

                                           /s/ Stephen L. Brown

                                 By        STEPHEN L. BROWN
                                           ----------------
                                           Stephen L. Brown
                                            Chairman of the
                                              Board
           /s/ Ronald J. Bocage

Attest:    Ronald J. Bocage
           ----------------------
           Ronald J. Bocage
            Vice President and Counsel